     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005

                                                     REGISTRATION NOS. 333-69446
                                                                       811-10497

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 6


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 6


                                   ----------

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                            MODERN WOODMEN OF AMERICA
                               (Name of Depositor)

                                   ----------

                                 1701 1ST AVENUE
                           ROCK ISLAND, ILLINOIS 61201
                                 (309) 786-6481
          (Address and Telephone Number of Principal Executive Office)

                            C. ERNEST BEANE, ESQUIRE
                                 1701 1ST AVENUE
                           ROCK ISLAND, ILLINOIS 61201
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

/ /  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485:


/X/  ON MAY 1, 2005 PURSUANT TO PARAGRAPH (b) OF RULE 485;


/ /  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485:


/ /  ON MAY 1, 2005 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATES

================================================================================

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE

                                   PROSPECTUS
                                   May 1, 2005

Modern Woodmen of America, a fraternal benefit society ("we," "us," "our" or the "Society"), is offering a flexible premium variable life insurance certificate (the "Certificate") described in this Prospectus. The Society designed the
Certificate: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit a Certificate Holder ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Certificate.

While the Certificate is in force, we will pay:
     -    death proceeds upon the Insured's death, and
     - a Net Surrender Value upon complete surrender of or partial withdrawal from the Certificate.

You may allocate Net Premiums under a Certificate to one or more of the Subaccounts of Modern Woodmen of America Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.


American Century Investments

   VP Ultra(R) Fund
   VP Vista(SM) Fund
Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth & Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio

Fidelity(R) Variable Insurance Products Funds

   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   NASDAQ-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Certificates issued on or after May 1, 2004.


PLEASE NOTE THAT THE CERTIFICATES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE CERTIFICATE.

This Prospectus provides basic information that you should know before purchasing the Certificate. You should consider the Certificate in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS CERTIFICATE MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS CERTIFICATE THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                   Issued By:
                            Modern Woodmen of America

         Home Office:                 Variable Product Administrative Center:
        1701 1st Avenue                            PO Box 9284
  Rock Island, Illinois 61201                 Des Moines, Iowa 50306
                                            Toll free: (877) 249-3692

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
CERTIFICATE BENEFITS/RISK SUMMARY                                              3
     Certificate Benefits                                                      3
     Certificate Risks                                                         5
     Portfolio Risks                                                           6
     Fee Tables                                                                7
THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS                          13
     Modern Woodmen of America                                                13
     The Variable Account                                                     13
     Investment Options                                                       13
     Addition, Deletion or Substitution of Investments                        19
THE CERTIFICATE                                                               19
     Purchasing the Certificate                                               19
     Premiums                                                                 20
     Examination of Certificate (Cancellation Privilege)                      22
     Certificate Lapse and Reinstatement                                      23
CERTIFICATE BENEFITS                                                          24
     Accumulated Value Benefits                                               24
     Transfers                                                                26
     Loan Benefits                                                            29
     Death Proceeds                                                           31
     Accelerated Benefits Rider                                               33
     Benefits at Maturity                                                     33
CHARGES AND DEDUCTIONS                                                        33
     Premium Expense Charge                                                   34
     Monthly Deduction                                                        34
     Transfer Charge                                                          36
     Partial Withdrawal Fee                                                   36
     Surrender Charge                                                         36
     Variable Account Charges                                                 37
THE DECLARED INTEREST OPTION                                                  37
     Transfers, Partial Withdrawals, Surrenders and Certificate Loans         38
GENERAL PROVISIONS                                                            38
     Change of Provisions                                                     38
     Ownership                                                                38
     The Beneficiary                                                          38
     Change of Address                                                        39
DISTRIBUTION OF THE CERTIFICATES                                              39
FEDERAL TAX MATTERS                                                           40
     Introduction                                                             40
     Tax Status of the Certificate                                            40
     Tax Treatment of Certificate Benefits                                    40
     Possible Tax Law Changes                                                 44
     Taxation of the Society                                                  44
ADDITIONAL INFORMATION                                                        44
     Voting Rights                                                            44
     Postponement of Payments                                                 44
     Legal Proceedings                                                        45
     Administrative Services Agreement                                        45

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS                                                          45
STATEMENT OF ADDITIONAL INFORMATION                                           45
GLOSSARY                                                                     G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    SAI-TOC

                 The Certificate is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

The Society has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

CERTIFICATE BENEFITS/RISK SUMMARY

     This summary describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                              CERTIFICATE BENEFITS

     Your Certificate is a flexible premium variable life insurance certificate that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Certificate will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Certificate subject to certain conditions described in this Prospectus. You may surrender your Certificate at any time.

DEATH BENEFIT

     - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Certificate Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

     - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Certificate. You may change the death benefit option at any time while the Certificate is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Certificate Year, while the Certificate is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under the death benefit option monthly and as of the Insured's date of death.

          - TYPE 1 is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

          - TYPE 2 is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

     - ACCELERATED PAYMENT OF DEATH BENEFIT: Under the Accelerated Benefits Rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding this rider to a Certificate or requesting an accelerated benefit payment under this rider may have tax consequences.

     - DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Certificate will not lapse (expire without value) even if the Net Accumulated Value during the first three Certificate Years, or the Net Surrender Value after the first three Certificate Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND CERTIFICATE LOANS

     - SURRENDERS: At any time while your Certificate is in force, you may send Written Notice to us to surrender your Certificate and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Certificate Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

     - PARTIAL WITHDRAWALS: At any time while your Certificate is in force, you may send Written Notice to us to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

     - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year. The initial transfer in each Certificate Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Certificate Year. (The Society has extended this privilege to allow the first twelve transfers in a Certificate Year to be completed without charge. The Society may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.


     - LOANS: You may take a loan from your Certificate at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Certificate at the end of the Valuation Period during which we receive your request for a loan. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "CERTIFICATE BENEFITS--Loan Benefits--LOAN INTEREST CHARGED." We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Society. After the tenth Certificate Year, we may allow you to take a loan in an amount equal to or less than the gain under the Certificate with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.


PREMIUMS

     - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You are not required to pay premiums according to the plan.

     - CANCELLATION PRIVILEGE: When you receive your Certificate, the free-look period begins. You may return your Certificate during this period and receive a refund. Unless otherwise required, we will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Certificate at our Administrative Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Certificate.

THE CERTIFICATE

     - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Certificate, may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary and assigning the Certificate. Assigning the Certificate may have tax consequences.

     - VARIABLE ACCOUNT: You may direct the money in your Certificate to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

     - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Certificate in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

     - SETTLEMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Certificate other than in a lump sum. None of the available guaranteed settlement options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these settlement options is available on request from our Administrative Center.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these riders from your Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                CERTIFICATE RISKS

INVESTMENT RISK

     If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Certificate in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

     If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

     If your Net Accumulated Value during the first three Certificate Years, or your Net Surrender Value after the first three Certificate Years, is not enough to pay the charges deducted each month, your Certificate may enter a 61-day Grace Period (31-day period in certain states). We will notify you that the Certificate will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Certificate generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Certificate immediately preceding the Grace Period. You may reinstate a lapsed Certificate subject to certain conditions.

TAX RISKS

     In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard premium class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk.) It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. Assuming that a Certificate qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Certificate until there is distribution from the Certificate. Moreover, death benefits payable under a Certificate generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Certificate may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Certificate is treated as a MEC, any surrenders, partial withdrawals and loans under the Certificate will be taxable as ordinary income to the extent there is any gain in the Certificate. In addition, a 10% penalty tax may be imposed on the gain when surrenders, partial withdrawals and loans are taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Certificates in force for ten years or more is unclear. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

     SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL CERTIFICATE-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

     The Surrender Charge under the Certificate applies for the first fifteen Certificate Years in the event you surrender your Certificate and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within fifteen Certificate Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Certificate in the first few Certificate Years. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Certificate to meet long-term financial goals. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Certificate, Surrender Charges may play a role in determining whether your Certificate will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Certificate will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

     Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

     A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

CERTIFICATE LOAN RISKS

     A Certificate Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Certificate Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

     We reduce the amount we pay on the Insured's death by any outstanding Certificate Debt. Your Certificate may lapse (terminate without value) if Certificate Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

     If you surrender the Certificate or allow it to lapse while a Certificate Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount reported for tax purposes and taxed accordingly.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

     There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate.

     The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and Declared Interest Option.


                                TRANSACTION FEES


                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS                MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                        CHARGE*                      CURRENT CHARGE*
---------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge         Upon receipt of each premium    7% of each premium payment       7% of each premium payment
                               payment                                                          up to the Target Premium(1)
                                                                                                for a Certificate Year,
                                                                                                then 2% of each premium
                                                                                                payment over the Target
                                                                                                Premium

Partial Withdrawal Fee         Upon partial withdrawal         2% of the Accumulated Value      2% of the Accumulated Value
                                                               withdrawn, not to exceed $25     withdrawn, not to exceed
                                                                                                $25

Surrender Charge(2)            Upon a full surrender of
                               your Certificate during the
                               first fifteen Certificate
                               Years, and for the first
                               fifteen Certificate Years
                               following an increase in
                               Specified Amount to the
                               extent of the increase

MINIMUM CHARGE(3)                                              $10.98 per $1,000 of             $10.98 per $1,000 of
                                                               Specified Amount or              Specified Amount or
                                                               Specified Amount increase        Specified Amount increase

MAXIMUM CHARGE(4)                                              $55.97 per $1,000 of             $55.97 per $1,000 of
                                                               Specified Amount or              Specified Amount or
                                                               Specified Amount increase        Specified Amount increase

CHARGE FOR MALE, ATTAINED                                      $19.07 per $1,000 of             $19.07 per $1,000 of
AGE 30, NON-TOBACCO IN                                         Specified Amount or              Specified Amount or
FIRST CERTIFICATE YEAR                                         Specified Amount increase        Specified Amount increase

Transfer Charge                Upon transfer                   First transfer in a              First twelve transfers in a
                                                               Certificate Year is free,        Certificate Year are free,
                                                               $25 for each subsequent          $25 for each subsequent
                                                               transfer                         transfer

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Target Premium is a specified annual premium which is based on the age, sex and premium class of the Insured, the Specified Amount of the Certificate and the types and amounts of any additional benefits included in the Certificate. The maximum Target Premium for a Certificate is $497.98 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco. The Target Premium for your Certificate is shown on your Certificate's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, premium class and Certificate Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Certificate's data page indicates the Surrender Charge applicable to your Certificate. More detailed information concerning your Surrender Charge is available upon request at our Administrative Center. This charge is assessed during the first fifteen Certificate Years, and during the first fifteen Certificate Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4) The maximum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 55, Tobacco. (In states where the maturity age is 95, the maximum first year charge is $55.96 for an Insured with the following characteristics: Male, Issue Age 55, Tobacco and Unisex, Issue Age 57, Tobacco.)

     The next tables describe the fees and expenses that you will pay periodically during the time that you own your Certificate, not including expenses of each Investment Option.


                                PERIODIC CHARGES

                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS                MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                         CHARGE                      CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(5)    Monthly, on the Monthly
                               Deduction Day

MINIMUM CHARGE(6)                                              $0.05667 per $1,000 net          $0.04816 per $1,000 net
                                                               amount at risk                   amount at risk

MAXIMUM CHARGE(7)                                              $90.90909 per $1,000 net         $76.55972 per $1,000 net
                                                               amount at risk                   amount at risk

CHARGE FOR MALE, ATTAINED                                      $0.12085 per $1,000 net          $0.09532 per $1,000 net
AGE 30, NON-TOBACCO                                            amount at risk                   amount at risk

Monthly Certificate            Monthly, on the Monthly         $5                               $5
Expense Charge                 Deduction Day

First-Year Monthly             Monthly, on the Monthly         $5                               $5
Certificate Expense            Deduction Day for the first
Charge                         12 Certificate Months

First-Year Monthly Per         Monthly, on the Monthly         $0.05 per $1,000 of              $0.05 per $1,000 of
$1,000 Charge                  Deduction Day for the first     Specified Amount or              Specified Amount or
                               12 Certificate Months, and      Specified Amount increase        Specified Amount increase
                               for the first 12 Certificate
                               Months following an increase
                               in Specified Amount to the
                               extent of the increase

Mortality and Expense          Daily                           Effective annual rate of         Effective annual rate of
Risk Charge                                                    1.05% of the average daily       0.90% of the average daily
                                                               net assets of each               net assets of each
                                                               Subaccount you are invested      Subaccount you are invested
                                                               in                               in

Certificate Loan Interest      On the Certificate              3.00% (effective annual rate)    2.00% (effective annual
Spread(8)                      Anniversary or earlier, as                                       rate)
                               applicable(9)


                                PERIODIC CHARGES

                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS                MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                         CHARGE                      CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------
Cost of Living Increase        Monthly, on the Monthly
Rider                          Deduction Day

MINIMUM CHARGE(11)                                             $0.0034 per $1,000 of            $0.0028 per $1,000 of
                                                               Specified Amount                 Specified Amount

MAXIMUM CHARGE(12)                                             $5.4545 per $1,000 of            $4.4558 per $1,000 of
                                                               Specified Amount                 Specified Amount

CHARGE FOR MALE, ATTAINED                                      $0.0073 per $1,000 of            $0.0055 per $1,000 of
AGE 30, NON-TOBACCO                                            Specified Amount                 Specified Amount

Waiver of Charges              Monthly, on the Monthly
Rider(13)                      Deduction Day

MINIMUM CHARGE(14)                                             4.6% of cost of insurance        4.6% of cost of insurance
                                                               charge                           charge

MAXIMUM CHARGE(15)                                             29.0% of cost of insurance       29.0% of cost of insurance
                                                               charge                           charge

CHARGE FOR MALE, ATTAINED                                      4.8% of cost of insurance        4.8% of cost of insurance
AGE 30, NON-TOBACCO                                            charge                           charge

                                PERIODIC CHARGES

                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                                    AMOUNT DEDUCTED--
                                      WHEN CHARGE IS                MAXIMUM GUARANTEED               AMOUNT DEDUCTED--
CHARGE(10)                               DEDUCTED                         CHARGE                      CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability        Monthly, on the Monthly
Option Rider                   Deduction Day

MINIMUM CHARGE(16)                                             $0.01 per $1,000 of rider        $0.01 per $1,000 of rider
                                                               coverage amount                  coverage amount

MAXIMUM CHARGE(17)                                             $0.14 per $1,000 of rider        $0.14 per $1,000 of rider
                                                               coverage amount                  coverage amount

CHARGE FOR MALE, ATTAINED                                      $0.01 per $1,000 of rider        $0.01 per $1,000 of rider
AGE 0, NON-TOBACCO                                             coverage amount                  coverage amount

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex and premium class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Certificate's data page indicates the guaranteed cost of insurance charge applicable to your Certificate. More detailed information concerning your cost of insurance charge is available on request from our Administrative Center. Also, before you purchase the Certificate, we can provide you hypothetical illustrations of Certificate values based upon the Insured's age, sex and premium class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco. In states where the maturity age is 95, the maximum current charge is $22.04049 per $1,000 net amount at risk for a Male Attained Age 94, Tobacco.)


(8) The Certificate Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Certificate Debt. The amount of interest that we charge you for a loan is currently set at an effective interest rate of 6.10%, and is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Certificate Debt is currently set at an effective annual rate of 4.10% and is guaranteed not to go below 4%. Currently, by Society practice, the Society allows a loan spread of 0% on the gain in a Certificate in effect a minimum of ten years. This means that the Certificate loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.


(9) While a Certificate Loan is outstanding, loan interest is payable in advance on each Certificate Anniversary or, if earlier, on the date of loan repayment, Certificate lapse, surrender, termination or the Insured's death. For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Certificate.

(10) Charges for the Cost of Living Increase Rider and Waiver of Charges Rider vary based on the Insured's Attained Age, sex and premium class. The charge for the Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Administrative Center.

(11) The minimum Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Ages 9-10, Non-Tobacco for current charge.

(12) The maximum Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco. The maximum current charge is $1.2828 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Certificate.

(14) The minimum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco.

(16) The minimum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0.

(17) The maximum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco.

     The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2004. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES

         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(18)


                                                                                      MINIMUM     MAXIMUM
---------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from
Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                0.10%      1.25%

Total Annual Portfolio Operating Expenses
After Contractual Fee Waiver or Reimbursement(19)                                       0.10%      1.25%



(18) For certain Investment Options, certain expenses were reimbursed or fees waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:



                                                                                      MINIMUM     MAXIMUM
---------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from
Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                                0.10%      1.15%



(19) The "Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will extend at least until December 31, 2005. Two Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table below for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.


     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2004, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                                 TOTAL EXPENSES
                                                                    (BEFORE         TOTAL AMOUNT     TOTAL EXPENSES
                                                                   CONTRACTUAL     OF CONTRACTUAL  (AFTER CONTRACTUAL
                            ADVISORY      OTHER        12b-1     FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE        EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT    REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------
American Century Investments
  VP Ultra(R) Fund             1.00%       0.00%        0.00%          1.00%            0.00%             1.00%(1)
  VP Vista Fund                1.00%       0.00%        0.00%          1.00%            0.00%             1.00%(1)

                                                                 TOTAL EXPENSES
                                                                    (BEFORE         TOTAL AMOUNT     TOTAL EXPENSES
                                                                   CONTRACTUAL     OF CONTRACTUAL  (AFTER CONTRACTUAL
                            ADVISORY      OTHER        12b-1     FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE        EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT    REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class                  0.75%       0.04%        0.00%          0.79%            0.00%             0.79%
  VIF Developing
  Leaders Portfolio--
  Initial Share Class          0.75%       0.04%        0.00%          0.79%            0.00%             0.79%
  VIF Disciplined
  Stock Portfolio--
  Initial Share Class          0.75%       0.10%        0.00%          0.85%            0.00%             0.85%
  VIF Growth and
  Income Portfolio--
  Initial Share Class          0.75%       0.07%        0.00%          0.82%            0.00%             0.82%
  VIF International
  Equity Portfolio--
  Initial Share Class          0.75%       0.29%        0.00%          1.04%            0.00%             1.04%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class                  0.75%       0.06%        0.25%          1.06%            0.00%             1.06%

EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio          0.20%       0.10%        0.00%          0.30%            0.00%             0.30%
  High Grade Bond
  Portfolio                    0.30%       0.15%        0.00%          0.45%            0.00%             0.45%
  Managed Portfolio            0.45%       0.11%        0.00%          0.56%            0.00%             0.56%
  Money Market
  Portfolio                    0.25%       0.31%        0.00%          0.56%            0.00%             0.56%
  Strategic Yield
  Portfolio                    0.45%       0.14%        0.00%          0.59%            0.00%             0.59%
  Value Growth
  Portfolio                    0.45%       0.13%        0.00%          0.58%            0.00%             0.58%

Fidelity Variable Insurance Products Funds
  VIP Contrafund(R)
  Portfolio--Initial
  Class                        0.57%       0.11%        0.00%          0.68%            0.00%             0.68%(2)
  VIP Growth
  Portfolio--Initial
  Class                        0.58%       0.10%        0.00%          0.68%            0.00%             0.68%(2)
  VIP Growth &
  Income Portfolio--
  Initial Class                0.47%       0.13%        0.00%          0.60%            0.00%             0.60%
  VIP High Income
  Portfolio--Service
  Class 2                      0.58%       0.14%        0.25%          0.97%            0.00%             0.97%
  VIP Index 500
  Portfolio--Initial
  Class                        0.10%       0.00%        0.00%          0.10%            0.00%             0.10%(3)
  VIP Mid Cap
  Portfolio--Service
  Class 2                      0.57%       0.14%        0.25%          0.96%            0.00%             0.96%(2)
  VIP Overseas
  Portfolio--Initial
  Class                        0.72%       0.19%        0.00%          0.91%            0.00%             0.91%(2)

                                                                 TOTAL EXPENSES
                                                                    (BEFORE         TOTAL AMOUNT     TOTAL EXPENSES
                                                                   CONTRACTUAL     OF CONTRACTUAL  (AFTER CONTRACTUAL
                            ADVISORY      OTHER        12b-1     FEE WAIVERS AND    FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE        EXPENSES       FEE      REIMBURSEMENTS)    REIMBURSEMENT    REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II
  JPMorgan Mid Cap
  Value Portfolio              0.70%       0.55%        0.00%          1.25%            0.00%             1.25%(4)
  JPMorgan Small
  Company Portfolio            0.60%       0.55%        0.00%          1.15%            0.00%             1.15%(4)

Summit Pinnacle Series
  NASDAQ-100 Index
  Portfolio                    0.35%       0.44%        0.00%          0.79%            0.14%             0.65%(5)
  Russell 2000 Small
  Cap Index Portfolio          0.35%       0.41%        0.00%          0.76%            0.01%             0.75%(5)
  S&P MidCap 400
  Index Portfolio              0.30%       0.26%        0.00%          0.56%            0.00%             0.56%

T.Rowe Price Equity Series,Inc.
  Equity Income
  Portfolio                    0.85%       0.00%        0.00%          0.85%            0.00%             0.85%(6)
  Mid-Cap Growth
  Portfolio                    0.85%       0.00%        0.00%          0.85%            0.00%             0.85%(6)
  New America
  Growth Portfolio             0.85%       0.00%        0.00%          0.85%            0.00%             0.85%(6)
  Personal Strategy            0.90%       0.00%        0.00%          0.90%            0.00%             0.90%(6)(7)
  Balanced Portfolio

T.Rowe Price International Series, Inc.
  International Stock
  Portfolio                    1.05%       0.00%        0.00%          1.05%            0.00%             1.05%(6)



(1) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as Fund assets increase. Please consult the Fund's prospectus for more details about the Fund's management fees. Information regarding other expenses, which include the fees and expenses of the Fund's independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund's prospectus.

(2) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.66%, Growth Portfolio 0.65%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.87%. This arrangement may be discontinued by the Fund's manager at any time.

(3) Effective March 1, 2005, management fees for the fund were reduced to 0.10%, and Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees.

(4) Reflects a written agreement pursuant to which the Portfolio's administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2006 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, the expense ratio for the Mid Cap Value Portfolio would be 1.00%.

(5) The Fund's adviser has agreed to limit total expenses to the extent they exceed 0.65% of the NASDAQ-100 Index Portfolio and 0.75% of the Russell 2000 Small Cap Index Portfolio. This expense limit may not be changed without approval of the Portfolio's shareholders.

(6) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(7) The Portfolio's manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other T.Rowe Price portfolios. Including this reduction, total expenses would have been 0.87%.

THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS

MODERN WOODMEN OF AMERICA

     The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate account on March 30, 2001. The Variable Account receives and invests the Net Premiums under the Certificate, and may receive and invest net premiums for any other variable life insurance certificates we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

     The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Certificates and any other certificates it supports. The portion of the Variable Account's assets attributable to the Certificates generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Certificate liabilities. We are obligated to pay any amounts due under the Certificate.

     The Variable Account currently has 31 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to, or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

     We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Society. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurers domiciled in Illinois.

INVESTMENT OPTIONS

     The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.


     If your Certificate was issued on or after May 1, 2004, you may not invest in the T.Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount"). The MCG Subaccount is available for investment to any Certificate Holder whose Certificate was issued on or before April 30, 2004 ("Existing Certificate Holder"). An Existing Certificate Holder may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. An Existing Certificate Holder may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


AMERICAN CENTURY INVESTMENTS. American Century Investment Management, Inc. is the investment adviser to the Funds.



PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
VP Ultra(R) Fund                    -  This Fund seeks long-term capital growth. The Fund
                                       pursues this objective by investing in common stocks of
                                       large companies with earnings and revenue that are not
                                       only growing, but growing at a successively faster, or
                                       accelerating pace.

VP Vista(SM) Fund                   -  This Fund seeks long-term capital growth. The Fund
                                       pursues this objective by investing in common stocks of
                                       medium-sized and smaller companies which will increase in
                                       value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund:   -  This Portfolio seeks long-term capital growth consistent
Appreciation Portfolio--Initial        with preservation of capital. Its secondary goal is
Share Class                            current income. To pursue these goals, the Portfolio
                                       normally invests at least 80% of its assets in common
                                       stocks. The Portfolio focuses on "blue chip" companies
                                       with total market capitalizations of more than $5 billion
                                       at the time of purchase, including multinational
                                       companies.

Dreyfus Variable Investment         -  This Portfolio seeks capital growth. To pursue this goal,
Fund: Developing Leaders               the Portfolio normally invests at least 80% of its assets
Portfolio--Initial Share Class         in the stocks of companies the adviser believes to be
                                       developing leaders: companies characterized by new or
                                       innovative products, services or processes having the
                                       potential to enhance earnings or revenue growth. Based on
                                       current market conditions, the Portfolio primarily
                                       invests in small companies with market capitalizations of
                                       less than $2 billion at the time of purchase.

Dreyfus Variable Investment         -  This Portfolio seeks investment returns (consisting of
Fund: Disciplined Stock                capital appreciation and income) that are consistently
Portfolio--Initial Share Class         superior to the Standard & Poor's 500 Composite Stock
                                       Price Index (S&P 500). To pursue this goal, the Portfolio
                                       normally invests at least 80% of its assets in stocks.
                                       The Portfolio focuses on stocks of large-cap companies.

Dreyfus Variable Investment         -  This Portfolio seeks to provide long-term capital growth,
Fund: Growth and Income                current income and growth of income, consistent with
Portfolio--Initial Share Class         reasonable investment risk. To pursue this goal, the
                                       Portfolio invests primarily in stocks of domestic and
                                       foreign issuers.

PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment         -  This Portfolio seeks capital growth. To pursue this goal,
Fund: International Equity             the Portfolio invests primarily in growth stocks of
Portfolio--Initial Share Class         foreign companies. Normally, the Portfolio invests at
                                       least 80% of its assets in stocks, including common
                                       stocks and convertible securities, including those issued
                                       in initial public offerings.

Dreyfus Socially Responsible        -  This Fund seeks to provide capital growth; current income is a
Growth Fund, Inc.--Service             secondary goal. This Fund normally invests at least 80% of its
Share Class                            assets in the common stocks of companies that in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the
                                       enhancement of the quality of life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Blue Chip Portfolio                 -  This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio           -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated
                                       AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                       Service, Inc. and in securities issued or guaranteed by the United
                                       States government or its agencies or instrumentalities.

Managed Portfolio                   -  This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio              -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN
                                       INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR
                                       GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                       GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE
                                       ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING
                                       EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET
                                       SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------
Strategic Yield Portfolio           -  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified
                                       portfolio of lower-rated, higher-yielding income-bearing securities.
                                       As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody's Investors Service, Inc. and/or
                                       BBB or lower by Standard & Poor's, or in unrated securities of comparable quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                       PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the
                                       Fund prospectus "HIGHER RISK SECURITIES AND
                                       INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio              -  This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace.
                                       Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS.Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
---------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)          -  This Portfolio seeks long-term capital appreciation. The Portfolio
Portfolio                              normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio       -  This Portfolio seeks capital appreciation. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income        -  This Portfolio seeks high total return through a combination of
Portfolio                              current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income            -  This Portfolio seeks a high level of current income, while also
Portfolio                              considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio    -  This Portfolio seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio      -  This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio     -  This Portfolio seeks long-term growth of capital. Normally, at least 80%
                                       of the Portfolio's total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio    -  This Portfolio seeks growth from capital appreciation by investing at least 80% of its Assets in equity securities of mid-cap companies.
                                       "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio    -  This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index at the time of purchase.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------------
NASDAQ-100 Index Portfolio          -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the NASDAQ-100 Index.

Russell 2000 Small Cap Index        -  This Portfolio seeks investment results that correspond to the
Portfolio                              investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index Portfolio      -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the
                                       S&P MidCap 400 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                       between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------------
Equity Income Portfolio             -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*           -  This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the
                                       Russell Mid Cap Growth Index.

                                       *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS NOT AVAILABLE AS AN
                                       INVESTMENT OPTION FOR CERTIFICATES ISSUED ON OR AFTER MAY 1, 2004.

New America Growth Portfolio        -  This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S.
                                       Fast-growing companies can be found across an array of industries in today's "new America".

Personal Strategy Balanced          -  This Portfolio seeks the highest total return over time consistent
Portfolio                              with an emphasis on both capital appreciation and income. The
                                       Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30%
                                       bonds and 10% money market securities.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.


PORTFOLIO                           INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------------------------------------------------------------------------------
International Stock Portfolio       -  This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.


     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificates for providing distribution and shareholder support services to some Investment Options.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law.

     In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other certificates as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of certificates, or from permitting a conversion between series or classes of certificates on the basis of requests made by Certificate Holders.

     We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Certificate Holders on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

     If we deem it to be in the best interests of persons having voting rights with regard to the Subaccounts under the Certificates, we may

          - operate the Variable Account as a management company under the Investment Company Act of 1940,

          - deregister the Variable Account under that Act in the event such registration is no longer required, or,

          - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other separate accounts.

     To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Certificates to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Certificate Holders or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE CERTIFICATE

PURCHASING THE CERTIFICATE

     In order to issue a Certificate, we must receive a completed application, including payment of the initial premium, at our Administrative Center. We ordinarily will issue a Certificate only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Society. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Certificate is normally $100,000, although we may, in our discretion, issue Certificates with Specified Amounts less than $100,000.

     The effective date of insurance coverage under the Certificate will be the latest of:

          -    the Certificate Date,

          - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

          - the date when we receive the full initial premium at our Administrative Center.

     The Certificate Date will be the later of:

          (1)  the date of the initial application, or

          (2) the date we receive any additional information at our Administrative Center if our underwriting rules required additional medical or other information.

     If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Certificate Date will be the 28th of such month. We use the Certificate Date to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

PREMIUMS

     Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Certificate Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Administrative Center.

     If mandated under applicable law, the Society may be required to reject a premium payment. We may also be required to provide additional information about you and your Certificate to government regulators.

     PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Certificate. (See "FEDERAL TAX MATTERS.")

     You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Paying a planned periodic premium will not guarantee that your Certificate remains in force. Even if you do pay planned periodic premiums, the Certificate will nevertheless lapse if, during the first three Certificate Years, Net Accumulated Value or, after three Certificate Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"). However, your Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

     DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Certificate's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states or for all premium classes. A registered representative can provide information on the availability of this rider. In certain states, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Certificate from lapsing. If you meet the death benefit guarantee premium requirement, then the Certificate will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than
     (b) where:

          (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

     Your Certificate must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

         FOR EXAMPLE: Your Certificate was issued 45 months ago and you have paid $5,000 in premiums. No Certificate Loans or partial withdrawals have been taken and you have made no Certificate changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

         In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

         However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

     The amount of the death benefit guarantee monthly premium is determined when we issue a Certificate, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Certificate's Specified Amount or death benefit option, add or delete a Certificate rider, or change premium class. We will send you a new Certificate data page reflecting any change in the death benefit guarantee premium.

     UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

     Because the maximum premium limitation is in part dependent upon the Specified Amount for each Certificate, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

     PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Certificate Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Certificate Debt as a premium payment.

     NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

     ALLOCATING NET PREMIUMS. In your application for a Certificate, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

          (1) before the date we obtain a signed notice at our Administrative Center from you that you have received the Certificate, or

          (2) before the end of 25 days after the date we send you the Certificate.

     Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

     We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Certificate (see "THE CERTIFICATE--Examination of Certificate (Cancellation Privilege)").

     The following additional rules apply to Net Premium allocations:

          - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

          - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

          - You may change the allocation percentages for future Net Premiums without charge, at any time while the Certificate is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at our Administrative Center and will have no effect on prior Accumulated Values.

EXAMINATION OF CERTIFICATE (CANCELLATION PRIVILEGE)

     You may cancel the Certificate by delivering or mailing Written Notice or sending a facsimile and returning the Certificate to us at our Administrative Center before midnight of the 30th day after you receive the Certificate. Notice given by mail and return of the Certificate by mail are effective on being postmarked, properly addressed and postage prepaid. Unless otherwise required, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Certificate at our Administrative Center, an amount equal to the greater of premiums paid or the sum of:

          - the Accumulated Value on the Business Day on or next following the date we receive the Certificate at our Administrative Center, plus

          -    any premium expense charges we deducted, plus

          - monthly deductions made on the Certificate Date and any Monthly Deduction Day; plus

          -    amounts approximating the daily charges against the Variable
               Account.

CERTIFICATE LAPSE AND REINSTATEMENT

     LAPSE. Your Certificate may lapse (terminate without value) during the first three Certificate Years if the Net Accumulated Value, or after three Certificate Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE CERTIFICATE--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Certificate to have no Net Surrender Value for purposes of Certificate Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

     A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.


     To avoid lapse and termination of the Certificate without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Certificate enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with transfer instructions.


     REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Certificate at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Administrative Center:

          - A written application for reinstatement signed by the Certificate Holder and the Insured;

          -    Evidence of insurability we deem satisfactory;

          - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Certificate in force for three months; and

          - An amount equal to the monthly cost of insurance for the two Certificate Months prior to lapse.

     State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Certificate Months prior to lapse, we will continue to deduct such charge following reinstatement of the Certificate until we have assessed such charge, both before and after the lapse, for a total of 12 Certificate Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Certificate surrendered for its Net Surrender Value. The lapse of a Certificate with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").


     The effective date of the reinstated Certificate will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Certificate, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with transfer instructions.

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CERTIFICATE BENEFITS

     While a Certificate is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Surrender Value by surrendering or taking a partial withdrawal from the Certificate. (See "CERTIFICATE BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain loan privileges under the Certificates. (See "CERTIFICATE BENEFITS--Loan BENEFITS--CERTIFICATE LOANS.") The Certificate also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Certificate (see "CERTIFICATE BENEFITS--Benefits at Maturity").

ACCUMULATED VALUE BENEFITS

     SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Certificate is in force, you may surrender the Certificate or make a partial withdrawal by sending us Written Notice. If we receive your Written Notice to surrender or make a partial withdrawal from your Certificate prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Certificate at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

     A Surrender Charge will apply to any surrender during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Certificate Holder within seven days after we receive a signed request at our Administrative Center, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

          - Facsimile requests must be directed to 1-515-226-6870 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to us. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.

     SURRENDERS. The amount payable upon surrender of the Certificate is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Certificate, as requested by the Certificate Holder. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.) If you surrender the entire Certificate, all insurance in force will terminate and you cannot reinstate the Certificate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

     PARTIAL WITHDRAWALS. You may obtain a portion of the Certificate's Net Surrender Value as a partial withdrawal from the Certificate.

          -    A partial withdrawal must be at least $500.

          - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

     If not paid in cash, we will deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the settlement options specified in the Certificate. (See "ADDITIONAL CERTIFICATE
     PROVISIONS--Settlement Options" in the Statement of Additional
     Information.)

     We will allocate a partial withdrawal (together with the Partial Withdrawal
     Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Certificate Debt, bears to the total Accumulated Value, reduced by any outstanding Certificate Debt, on the date we receive the request at our Administrative Center.

     Partial withdrawals will affect both the Certificate's Accumulated Value and the death proceeds payable under the Certificate. (See "CERTIFICATE BENEFITS--Death Proceeds.")

          - The Certificate's Accumulated Value will be reduced by the amount of the partial withdrawal.

          - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Certificate, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

          - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

     If Type 1 is in effect at the time of withdrawal, the partial withdrawal will reduce the Certificate's Specified Amount by the amount of Accumulated Value withdrawn. If Type 2 is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Certificate in effect on the date of the partial withdrawal, as published by the Society. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

     If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

     NET ACCUMULATED VALUE. Net Accumulated Value equals the Certificate's Accumulated Value reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

     On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Administrative Center that you have received the Certificate, or 25 days after the date we send you the Certificate, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

          - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

          - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

          - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

          - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Certificate Debt; MINUS

          - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

          - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Certificate Month following the Monthly Deduction Day.

     The Certificate's total Accumulated Value in the Variable Account equals the sum of the Certificate's Accumulated Value in each Subaccount.

     UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Certificate's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

     The following features apply to transfers under the Certificate:

          - You may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year; however, you may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.

          - You may make transfers by Written Notice or, if you elected the "Telephone Transfer Authorization" in the application, by calling our Administrative Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

               CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send us Written Notice.

          - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Certificate Debt). The Society may, at its discretion, waive the $100 minimum requirement.

          - We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

          - The first transfer in each Certificate Year is free. (The Society has extended this privilege to the first twelve transfers in a Certificate Year. This privilege may be terminated at any time.) Each time you subsequently transfer amounts in that Certificate Year, we may assess a transfer charge of $25. We will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made unless you submit payment for the charge at the time of your request. Once we issue a Certificate, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

          - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Provided there is no outstanding Certificate Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

          -    The minimum amount of each transfer is $100.

          - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice.

          - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Certificate Year. All transfers made on the same date count as one transfer.

          - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

          -    We reserve the right to discontinue this program at any time.

     ADDITIONAL LIMITATIONS ON TRANSFERS. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

     Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

     For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificates, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

     We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.


     If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

     Please note that the limits and restrictions described here are subject to the Society's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.


     We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificates, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

     The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificates should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.


     Certificate Holders and other persons with material rights under the Certificates also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies ("variable contracts"). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society's ability to satisfy its contractual obligations to Certificate Holders.


     We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

LOAN BENEFITS

     CERTIFICATE LOANS. So long as the Certificate remains in force and has a positive Net Surrender Value, you may borrow money from the Society at any time using the Certificate as the sole security for the Certificate Loan. A loan taken from, or secured by, a Certificate may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     The maximum amount that you may borrow at any time is 90% of the Surrender Value as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center, less any previously outstanding Certificate Debt. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) The Society's claim for repayment of Certificate Debt has priority over the claims of any assignee or other person.

     During any time that there is outstanding Certificate Debt, we will treat payments you make first as payment of outstanding Certificate Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Certificate Debt.

     ALLOCATION OF CERTIFICATE LOAN. When you take a Certificate Loan, we segregate an amount equal to the Certificate Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to the Certificate Loan, the Accumulated Value in the Declared Interest Option less Certificate Debt outstanding is less than the amount of such Certificate Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value in the same proportions that the Certificate's Accumulated Value in each Subaccount bears to the Certificate's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center.

     We normally will mail loan proceeds to you within seven days after receipt of a Written Notice. Postponement of a Certificate Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

     Amounts segregated within the Declared Interest Option as security for Certificate Debt will bear interest at an effective annual rate set by the Society. This rate may be different than that used for other amounts within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

     LOAN INTEREST CHARGED. The interest rate charged on Certificate Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time. You will be notified of the change. The new rate will take effect on the Certificate Anniversary coinciding with, or next following, the date the rate is changed.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Certificate Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Certificate Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Society. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Certificate Holder to the Variable Account, but will not be segregated within the Declared Interest Option as security for Certificate Debt.

     For Certificates that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain.

     Even though you may repay Certificate Debt in whole or in part at any time prior to the Maturity Date if the Certificate is still in force, Certificate Loans will affect the Accumulated Value of a Certificate and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Certificate Debt while Certificate Debt is outstanding. In comparison to a Certificate under which no Certificate Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Certificate Debt.

     CERTIFICATE DEBT. Certificate Debt equals the sum of all unpaid Certificate Loans and any due and unpaid certificate loan interest. If there is Certificate Debt and the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Certificate without value (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Certificate Debt under a Certificate, the more likely it would be to lapse.

     REPAYMENT OF CERTIFICATE DEBT. You may repay Certificate Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Certificate is in force. We subtract any Certificate Debt not repaid from the death benefit payable at the Insured's death, from Surrender Value upon complete surrender or from the maturity benefit. Any payments made by a Certificate Holder will be treated first as the repayment of any outstanding Certificate Debt, unless the Certificate Holder indicates otherwise. Upon partial or full repayment of Certificate Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Certificate Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Certificate Holder. We will notify you when your Certificate Debt is repaid in full.

     For a discussion of the tax consequences associated with Certificate Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

     So long as the Certificate remains in force, the Certificate provides for the payment of death proceeds upon the death of the Insured.

          - You may name one or more principal Beneficiaries or contingent Beneficiaries and we will pay proceeds to the principal Beneficiary or a contingent Beneficiary.

          - If no Beneficiary survives the Insured, we will pay the death proceeds pursuant to Section 21 of the Society's By-Laws. We may pay death proceeds in a lump sum or under a settlement option. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.)

     To determine the death proceeds, we will reduce the death benefit by any outstanding Certificate Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt at our Administrative Center of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

     DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Certificate will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Certificate from lapsing. (See "THE CERTIFICATE--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Certificate will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

          (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate.

     DEATH BENEFIT OPTIONS. Certificate Holders designate in the initial application one of two death benefit options offered under the Certificate. The amount of the death benefit payable under a Certificate will depend upon the option in effect at the time of the Insured's death.

     Under Type 1, the death benefit will be equal to the greater of:

          -    the current Specified Amount, or

          - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

     Under Type 1, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Certificate and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Type 1 where the Accumulated Value is not paid in addition to the Specified Amount.

     Under Type 2, the death benefit will be equal to the greater of:

          -    the sum of the current Specified Amount and the Accumulated
               Value, or

          - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

     We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Type 2, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Type 2.


     Appendix A in the Statement of Additional Information shows examples illustrating Type 1 and Type 2. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the specified amount factor table in Appendix A.


     Whether you choose Type 1 or Type 2, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

     CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     If you change the death benefit option from Type 1 to Type 2, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. (If you change the death benefit option from Type 1 to Type 2, the Society currently does not change the Specified Amount but will allow you to increase the death benefit by the amount of the Accumulated Value, subject to the $10,000 minimum increase requirement. Evidence of insurability is required.) If you change the death benefit option from Type 2 to Type 1, the current Specified Amount will not change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change, the Certificate would no longer qualify as life insurance under federal tax law.

     We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

     CHANGE IN EXISTING COVERAGE. After a Certificate has been in force for one Certificate Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a Written Notice. A change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--Net AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE CERTIFICATE--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Certificate in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

     To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Certificate's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of insurance for the next Certificate Month. A Specified Amount increase is subject to its own Surrender Charge.

ACCELERATED BENEFITS RIDER

     In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by Written Notice and subject to the conditions stated below, have the Society pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.

     For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

     The accelerated benefit equals up to 75% of the Certificate's death benefit subject to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all certificates issued by the Society on the Insured).

BENEFITS AT MATURITY

     The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Certificate is in force on the Maturity Date, the Society will pay to you the Certificate's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt. (See "CERTIFICATE BENEFITS--Loan Benefits--REPAYMENT OF CERTIFICATE DEBT.") We may pay benefits at maturity in a lump sum or under a settlement option. The tax consequences associated with continuing a Certificate beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

     We deduct certain charges in connection with the Certificate to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

     Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

     The current premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. The premium expense charge will never exceed 7% of any premium. It is used to compensate us for expenses incurred in distributing the Certificate, including agent sales commissions, the cost of printing prospectuses and sales literature and advertising costs.

MONTHLY DEDUCTION

     We deduct certain charges monthly from the Accumulated Value of each Certificate ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Certificate and for certain administrative costs. We deduct the monthly deduction as of the Certificate Date and each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Certificate's Net Accumulated Value in the Declared Interest Option and the Certificate's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Certificate. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

     We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

          -    the cost of insurance for the Certificate; plus

          -    the cost of any optional insurance benefits added by rider; plus

          -    the monthly certificate expense charge.

     During the first 12 Certificate Months and during the 12 Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Certificate Months, the monthly deduction also will include a first-year monthly expense charge.

     COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Certificate Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

     NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Certificate, death benefit option chosen, partial withdrawals and decreases in Specified Amount. The net amount at risk for a Certificate Month is equal to (a) divided by (b) minus (c) where:

          (a)  is the death benefit;

          (b)  is 1.0032737(1); and

          (c)  is the Accumulated Value.

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

     We determine the death benefit and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

     We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

     COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's premium class on the effective date of the increase, sex and Attained Age. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Certificates have been in force the same length of time.

     The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Society currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Certificate, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. The Society may offer preferred classes in addition to the standard tobacco and non-tobacco classes. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

     We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Certificate Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

     MONTHLY CERTIFICATE EXPENSE CHARGE. We have primary responsibility for the administration of the Certificate and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, partial withdrawals, surrenders and Certificate changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Certificate and the Variable Account, we assess a $5 monthly administrative charge against each Certificate. We guarantee this charge will not exceed $5 per Certificate Month.

     FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct charges from Accumulated Value as part of the monthly deduction during the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Certificate and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Certificate records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.05 per $1,000.

     FIRST-YEAR MONTHLY CERTIFICATE EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Certificate Months. This charge will compensate us for costs associated with underwriting and issuing the Certificate. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly certificate expense charge is $5 per Certificate Month. We guarantee this charge will not exceed $5 per Certificate Month.

TRANSFER CHARGE

     We may impose a transfer charge of $25 for the second and each subsequent transfer during a Certificate Year to compensate us for the costs in making the transfer. However, it is the Society's current practice to waive the transfer charge for the first twelve transfers during a Certificate Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Certificate Year. (This practice may be terminated at any time.)

          - Unless paid in cash, we will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made.

          - Once we issue a Certificate, we will not increase this charge for the life of the Certificate.

          - We will not impose a transfer charge on transfers that occur as a result of Certificate Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following your acceptance of the Certificate.

     Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

     Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.

SURRENDER CHARGE

     We apply a Surrender Charge during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the sixteenth year and varies based on the age, sex, premium class and Certificate Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various premium classes in the first Certificate Year.

          ISSUE AGE   MALE, TOBACCO   FEMALE, TOBACCO   UNISEX, TOBACCO
          ------------------------------------------------------------
            30           $ 22.45           $ 19.25           $ 21.79
            50           $ 45.36           $ 35.34           $ 43.13
            70           $ 55.21           $ 55.27           $ 55.30


     The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges.") The Surrender Charge is level within each Certificate Year. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.


     You may surrender this Certificate without incurring a Surrender Charge after the first Certificate Year if the Insured is:

          (a)  terminally ill, or

          (b)  stays in a qualified nursing care center for 90 consecutive days.

     This waiver is not available in all states.

VARIABLE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE. We currently deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

     The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges assessed against the Certificates.

     FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX MATTERS.")

     INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

     COMPENSATION. For information concerning compensation paid for the sale of the Certificates, see "DISTRIBUTION OF THE CERTIFICATES."

THE DECLARED INTEREST OPTION

     You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

     The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

     Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Please refer to the Certificate and Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND CERTIFICATE LOANS

     You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Certificate Year. Currently, we waive the transfer charge for the first twelve transfers during a Certificate Year, but may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year. (We may terminate this practice at any time.) No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the Net Accumulated Value in the Declared Interest Option immediately after the transfer would be less than $1,000. If the Net Accumulated Value in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Certificate Holder may also make surrenders and obtain Certificate Loans from the Declared Interest Option at any time prior to the Certificate's Maturity Date.

     We may delay payment of partial withdrawals and surrenders from, and payments of Certificate Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

     We reserve the right to change the Certificate, in the event of future changes in the federal tax law, to the extent required to maintain the Certificate's qualification as life insurance.

     Except as provided in the foregoing paragraph, no one can change any part of the Certificate except the Certificate Holder and an officer of the Society. Both must agree to any change and such change must be in writing. No agent may change the Certificate or waive any of its provisions.

OWNERSHIP

     The Insured is the Certificate Holder and person having control of the Certificate unless another owner is named. During the Insured's lifetime, all rights granted by the Certificate belong to the Certificate Holder, except as otherwise provided for in the Certificate.

     If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successsor, shall have control of the Certificate but may not assign it. During the period after the Insured attains age 16 and before the Insured attains age 21, control of the Certificate will pass to the Insured: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Insured attains age 21, control of the Certificate shall automatically pass to the Insured.

THE BENEFICIARY

     The Certificate Holder designates the principal Beneficiaries and contingent Beneficiaries in the application. If changed, the principal Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Society. One or more principal or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Certificate Holder.

     Unless a settlement option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the principal Beneficiary. If the principal Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds pursuant to Section 21 of the Society's By-Laws

CHANGE OF ADDRESS

     We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE CERTIFICATES

     We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. ("MWAFS") for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

     MWAFS receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option:
     Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

     We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 40% of Target Premiums in the first Certificate Year, 5% of Target Premiums in each Certificate Year after the first Certificate Year and 5% of excess premiums in all Certificate Years. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

     MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

     Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

     Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars, and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     See "DISTRIBUTION OF THE CERTIFICATES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

     Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

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FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CERTIFICATE

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to modify the Certificate as necessary in order to do so.

     In some circumstances, Certificate Holders who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modifications be necessary to prevent Certificate Holders from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Certificate to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

     The following discussion assumes that the Certificate will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

     IN GENERAL. The Society believes that the death benefit under a Certificate should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of certificate proceeds depend on the circumstances of each Certificate Holder or Beneficiary. A tax adviser should be consulted on these consequences.

     Generally, a Certificate Holder will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Certificates as to premiums and benefits, the

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     individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will generally fail the 7-pay test if, at any time in the first seven Certificate Years, the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

     In some circumstances where there is a reduction in the benefits under the Certificate during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced face amount. If there is a "material change" in the Certificate's benefits or other terms at any time, the Certificate may have to be re-tested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate Years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Certificate Holder should consult a tax adviser to determine whether a transaction will cause the Certificate to be classified as a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Certificates classified as MECs are subject to the following tax rules:

          (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Certificate Holder's investment in the Certificate only after all gain has been distributed.

          (2) Loans taken from or secured by a Certificate classified as a MEC are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Certificate Holder has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Certificate Holder or the joint lives (or joint life expectancies) of the Certificate Holder and the Certificate Holder's beneficiary or designated beneficiary.

          (4) If a Certificate becomes a MEC, distributions that occur during the Certificate Year will be taxed as distributions from a MEC. In addition, distributions from a Certificate within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Certificate that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Certificate that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Certificate Holder's investment in the Certificate, and only after the recovery of all investment in the Certificate, as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for Federal income tax purposes if Certificate benefits are reduced during the first 15 Certificate Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Certificate that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Certificate where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Certificates in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

     Finally, neither distributions from, nor loans from or secured by, a Certificate that is not a MEC are subject to the 10-percent additional income tax.

     INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

     CERTIFICATE LOANS. In general, interest on a Certificate Loan will not be deductible. If a loan from a Certificate is outstanding when the Certificate is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Certificate and will be taxed accordingly. Before taking out a Certificate Loan, you should consult your tax adviser as to the tax consequences.

     WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CERTIFICATES. All MECs that are issued by the Society to the same Certificate Holder during any calendar year are treated as one MEC for purposes of determining the amount includible in the Certificate Holder's income when a taxable distribution occurs.

     ACCELERATED DEATH BENEFITS. The Society believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the recipient, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

     CONTINUATION OF CERTIFICATE BEYOUND AGE 100. The tax consequences of continuing a Certificate beyond the Insured's Attained Age 100 are unclear. A tax adviser should be consulted on this issue.

     EXCHANGES. The Society believes that an exchange of a fixed-benefit certificate issued by the Society for a Certificate generally should be treated as a non-taxable exchange of life insurance certificates within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit certificate. Moreover, to the extent a fixed-benefit certificate with an outstanding loan is exchanged for an unencumbered Certificate, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Certificate Holder should consult a tax adviser as to whether an exchange of a fixed-benefit certificate for the Certificate will have adverse tax consequences.

     OTHER CERTIFICATE HOLDER TAX MATTERS. Businesses can use the Certificate in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Certificate or a change in an existing Certificate should consult a tax adviser.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Certificate or the purchase of a new Certificate in connection with a split-dollar insurance arrangement should consult legal counsel.




     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the federal corporate alternative minimum tax, if the Certificate Holder is subject to that tax.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the Insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the Insured owned the Certificate. If the owner was not the Insured, the fair market value of the Certificate would be included in the owner's estate upon the owner's death. The Certificate would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

     OTHER TAX CONSIDERATIONS. The transfer of the Certificate or designation of a Beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each Certificate Holder or Beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

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POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

TAXATION OF THE SOCIETY

     At the present time, the Society makes no charge for any Federal, state or local taxes that may be attributable to the Variable Account or to the Certificates. The Society reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Society may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

     To the extent required by law, the Society will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

     The number of votes you have the right to instruct are calculated separately for each Subaccount and are determined by dividing the Certificate's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

     The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Certificates) in proportion to the voting instructions which are received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

     Fund shares may also be held by separate accounts of other insurers. The Society expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurers. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Certificate Holders.

POSTPONEMENT OF PAYMENTS

     The Society will usually mail the proceeds of complete surrenders, partial withdrawals and Certificate Loans within seven days after we receive your signed request at our Administrative Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Certificate Loan, and payment of death proceeds or benefits at maturity whenever:

          - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

          - the Securities and Exchange Commission by order permits postponement for the protection of Certificate Holders; or

          - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

     We also may postpone transfers under these circumstances.

     Payments under the Certificate which are derived from any amount paid to the Society by check or draft may be postponed until such time as the Society is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If mandated under applicable law, the Society may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

LEGAL PROCEEDINGS

     The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of MWA Financial Services, Inc. to perform its contract with the Variable Account or the ability of the Society to meet its obligations under the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

     The Certificates are administered by EquiTrust Life Insurance Company ("EquiTrust Life"), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Certificates and provides other services.

FINANCIAL STATEMENTS


     The audited statutory-basis balance sheets of the Society as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2004, and the related financial statement schedules, as well as the independent registered public accounting firm reports thereon, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2004 as disclosed in the financial statements, as well as the related independent registered public accounting firm report, are contained in the Statement of Additional Information.


     The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information (the "SAI") contains more detailed information about the Certificates than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last
                                       45
     page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-877-249-3692, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

     You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Certificate's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Certificate.

     The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

              Investment Company Act of 1940, File Number 811-10497

GLOSSARY

ACCUMULATED VALUE: The sum of the values of the Certificate in each subaccount of the Variable Account and the value of the Certificate in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Certificate Debt.

ADMINISTRATIVE CENTER: The Society's administrative office located at 5400 University Avenue, West Des Moines, Iowa 50266.

ATTAINED AGE: The Insured's age on his or her last birthday on the Certificate Date plus the number of Certificate Years since the Certificate Date.

BENEFICIARY: The person or entity the Certificate Holder named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CERTIFICATE: The flexible premium variable life insurance certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date.

CERTIFICATE ANNIVERSARY: The same date in each Certificate Year as the Certificate Date.

CERTIFICATE DATE: The date set forth on the Certificate data page which we use to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate. (See "THE CERTIFICATE--Purchasing the Certificate.")

CERTIFICATE DEBT: The sum of all outstanding Certificate Loans and any due and unpaid loan interest.

CERTIFICATE HOLDER, YOU, YOUR: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate. The Certificate Holder is named in the application.

CERTIFICATE LOAN: An amount the Certificate Holder borrows from the Society using the Certificate as the sole security.

CERTIFICATE MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

CERTIFICATE YEAR: A twelve-month period that starts on the Certificate Date or on a Certificate Anniversary.

DECLARED INTEREST OPTION: An allocation option under the Certificate funded by the Society's General Account. Certificate Holders may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Society credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Society. Such proof may consist of the following:

       (a)  A certified copy of the death certificate;

       (b)  A certified copy of a court decree reciting a finding of death;

       (c)  the Beneficiary's statement of election;

       (d)  a copy of the Beneficiary's Form W-9; or

       (e)  Any other proof satisfactory to the Society.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Society other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Society issues a Certificate.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in certain states). It is the date when the Certificate terminates and the Certificate's Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Certificate Date. The Society makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Certificate reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Certificate Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

THE SOCIETY, WE, US, OUR: Modern Woodmen of America, a fraternal benefit society.

SPECIFIED AMOUNT: The minimum death benefit payable under a Certificate so long as the Certificate remains in force. The Specified Amount as of the Certificate Date is set forth on the data page in each Certificate.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first fifteen Certificate Years and for fifteen years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Society. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Modern Woodmen of America Variable Account, a separate investment account the Society established to receive and invest the Net Premiums paid under the Certificates.

WRITTEN NOTICE: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which the Society receives at our Administrative Center.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                       PAGE
                                                                    ----------
GENERAL INFORMATION ABOUT THE SOCIETY                                        1
       Modern Woodmen of America                                             1
       State Regulation of the Society                                       1
       Safekeeping of the Variable Account's Assets                          1
       Material Irreconcilable Conflicts                                     1
ADDITIONAL CERTIFICATE PROVISIONS                                            2
       The Certificate                                                       2
       Special Transfer Privilege                                            2
       Assignment                                                            2
       Changing the Beneficiary                                              2
       Incontestability                                                      2
       Misstatement of Age or Sex                                            3
       Suicide Exclusion                                                     3
       Continuance of Insurance                                              3
       Annual Report                                                         3
       Certificate Loans                                                     3
       Voting Rights                                                         4
       Dividends                                                             4
       Ownership of Assets                                                   4
       Written Notice                                                        4
       Settlement Options                                                    4
       Employment-Related Benefit Plans                                      6
ADDITIONAL INSURANCE BENEFITS                                                6
FINANCIAL STATEMENTS                                                         6
THE DECLARED INTEREST OPTION                                                 7
       General Description                                                   7
       Declared Interest Option Accumulated Value                            7
CALCULATION OF VALUES                                                        8
       Accumulated Value                                                     8
       Unit Value                                                            8
PERFORMANCE DATA                                                             9
       Average Annual Total Return Calculations                              9
DISTRIBUTION OF THE CERTIFICATES                                             9
ADMINISTRATIVE SERVICES AGREEMENT                                           10
LEGAL MATTERS                                                               10
EXPERTS                                                                     11
OTHER INFORMATION                                                           11
DEATH BENEFIT OPTIONS                                               Appendix A
MAXIMUM SURRENDER CHARGES                                           Appendix B

                                     SAI-TOC

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            MODERN WOODMEN OF AMERICA

            Home Office:              Variable Product Administrative Center:
           1701 1st Avenue                       PO Box 9284
     Rock Island, Illinois 61201            Des Moines, Iowa 50306
                                                  1-877-249-3692

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                            FLEXIBLE PREMIUM VARIABLE
                           LIFE INSURANCE CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance certificate (the "Certificate") offered by Modern Woodmen of America (the "Society"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate and the prospectuses for the Investment Options. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

                                   May 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                       PAGE
                                                                    ----------
GENERAL INFORMATION ABOUT THE SOCIETY                                        1
       Modern Woodmen of America                                             1
       State Regulation of the Society                                       1
       Safekeeping of the Variable Account's Assets                          1
       Material Irreconcilable Conflicts                                     1
ADDITIONAL CERTIFICATE PROVISIONS                                            2
       The Certificate                                                       2
       Special Transfer Privilege                                            2
       Assignment                                                            2
       Changing the Beneficiary                                              2
       Incontestability                                                      2
       Misstatement of Age or Sex                                            3
       Suicide Exclusion                                                     3
       Continuance of Insurance                                              3
       Annual Report                                                         3
       Certificate Loans                                                     3
       Voting Rights                                                         4
       Dividends                                                             4
       Ownership of Assets                                                   4
       Written Notice                                                        4
       Settlement Options                                                    4
       Employment-Related Benefit Plans                                      6
ADDITIONAL INSURANCE BENEFITS                                                6
FINANCIAL STATEMENTS                                                         6
THE DECLARED INTEREST OPTION                                                 7
       General Description                                                   7
       Declared Interest Option Accumulated Value                            7
CALCULATION OF VALUES                                                        8
       Accumulated Value                                                     8
       Unit Value                                                            8
PERFORMANCE DATA                                                             9
       Average Annual Total Return Calculations                              9
DISTRIBUTION OF THE CERTIFICATES                                             9
ADMINISTRATIVE SERVICES AGREEMENT                                           10
LEGAL MATTERS                                                               10
EXPERTS                                                                     11
OTHER INFORMATION                                                           11
DEATH BENEFIT OPTIONS                                               Appendix A
MAXIMUM SURRENDER CHARGES                                           Appendix B

GENERAL INFORMATION ABOUT THE SOCIETY

MODERN WOODMEN OF AMERICA

     Modern Woodmen of America is a fraternal benefit society which was incorporated in the State of Illinois on May 5, 1884. Our principal offices are at 1701 1st Avenue, Rock Island, Illinois 61201. Our principal business is offering life insurance and annuity certificates. We are admitted to do business in 47 states and the District of Columbia--Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

     It is the Society's objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

STATE REGULATION OF THE SOCIETY

     The Society, which is organized as a fraternal benefit society under the laws of Illinois, is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Society as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Society and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, the Society is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Society holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Fire and Marine in the amount of $5,000,000 covering all the officers and employees of the Society.

MATERIAL IRRECONCILABLE CONFLICTS

     The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Society or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Certificate Holders arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL CERTIFICATE PROVISIONS

THE CERTIFICATE

     We issue the Certificate in consideration of the statements in the application and the payment of the initial premium. The Certificate, the application, and any supplemental applications and any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Certificate or in defense of a claim unless the statement is contained in the application or any supplemental application.

SPECIAL TRANSFER PRIVILEGE

     You may, at any time prior to the Maturity Date while the Certificate is in force, operate the Certificate as a flexible premium adjustable life insurance certificate by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Certificate Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option until you request a change in allocation to convert the Certificate back to a flexible premium variable life insurance certificate. The Society will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

ASSIGNMENT

     The Certificate Holder may assign the Certificate as collateral security. The Society assumes no responsibility for the validity or effect of any collateral assignment of the Certificate. No assignment will bind us unless and until we receive notice of the assignment in writing at our Administrative Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Administrative Center. Assigning the Certificate may have federal income tax consequences.

CHANGING THE BENEFICIARY

     During the Insured's lifetime, the Beneficiary may be changed. To make a change, you must send a Written Notice to us. The request for the change must be in a form satisfactory to the Society and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Certificate for endorsement.

INCONTESTABILITY

     The Certificate is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Certificate Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating incontestability provisions under the new certificate.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Certificate to reflect the correct age and sex.

SUICIDE EXCLUSION

     If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the issue date (unless otherwise required), we will limit life insurance proceeds payable under the Certificate to all premiums paid, reduced by any outstanding Certificate Debt and any partial withdrawals, and increased by any unearned loan interest. If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount or reinstatement, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount or reinstatement. Instead, we will refund to the Certificate Holder an amount equal to the total cost of insurance for the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating benefits under the suicide provisions of the new certificate.

CONTINUANCE OF INSURANCE

     The insurance under a Certificate will continue until the earlier of:

          -    the end of the Grace Period;

          - the date the Certificate Holder surrenders the Certificate for its entire Net Surrender Value;

          -    the death of the Insured; or

          -    the Maturity Date.

     Any rider to a Certificate will terminate on the date specified in the rider.

ANNUAL REPORT

     At least once each year, we will send an annual report to each Certificate Holder. The report will show

          -    the current death benefit,

          - the Accumulated Value in each Subaccount and in the Declared Interest Option,

          -    outstanding Certificate Debt, and

          - premiums paid, partial withdrawals made and charges assessed since the last report.

     The report will also include any other information required by state law or regulation. Further, the Society will send the Certificate Holder the reports required by the Investment Company Act of 1940.

CERTIFICATE LOANS

     Interest is payable in advance at the time you make any Certificate Loan (for the remainder of the Certificate Year) and on each Certificate Anniversary thereafter (for the entire Certificate Year) so long as there is Certificate Debt outstanding. We will subtract interest payable at the time you make a Certificate Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Certificate Debt and it will bear interest at the same rate charged for Certificate Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Certificate Loans are segregated within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--ALLOCATION OF CERTIFICATE LOAN" in the Prospectus.)

     Because we charge interest in advance, we will add any interest that has not been earned by us to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Certificate Debt.

VOTING RIGHTS

     The Society may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Society itself may disregard voting instructions in favor of changes initiated by a Certificate Holder in the investment policy or the investment adviser of an Investment Option if the Society reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Society determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Society does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Holders.

DIVIDENDS

     This Certificate is considered a participating certificate. It will share in the divisible surplus of the Society as determined annually by the Board of Directors. Any share of such surplus apportioned to this Certificate will be payable as a dividend. Unless otherwise requested, dividends will be paid in cash. We do not expect that any dividends will be declared on this Certificate.

OWNERSHIP OF ASSETS

     The Society shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

     You should send any Written Notice to the Society at our Administrative Center. The notice should include the Certificate number and the Insured's full name. Any notice we send to a Certificate Holder will be sent to the address shown in the application unless you filed an appropriate address change form with the Society.

SETTLEMENT OPTIONS

     We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Certificate, in whole or in part under a settlement option as described below. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

     You may designate an option in your application or notify us in writing at our Administrative Center. During the life of the Insured, you may select a settlement option; in addition, during that time, you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the

     Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a Written Notice to us, provided that a prior option chosen by you is not in effect.

     If you have not elected a payment option, we will pay the proceeds of the Certificate in one sum. We will also pay the proceeds in one sum if,

          (1)  the proceeds are less than $5,000;

          (2)  periodic payments would be less than $50; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

     Amounts paid under a settlement option are paid pursuant to a supplemental contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Society may be crediting higher interest rates on the effective date of the supplemental contract, but is not obligated to declare that such additional interest be applied to such funds.

     If a payee dies, any remaining payments will be paid to a secondary payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a settlement option unless the Society has agreed to such withdrawal in the supplemental contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $200.

     Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin the first of the month following settlement.

     OPTION 1--DEPOSIT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

     OPTION 2--INCOME FOR A FIXED PERIOD. Equal monthly payments will be made for a fixed period not longer than 30 years. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

     OPTION 3--LIFE INCOME WITH GUARANTEED PERIOD. Monthly payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10 or 20 years or the period required for the total payments to equal the proceeds applied. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

     OPTION 4--INCOME FOR A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must total no less than 5% of the original proceeds placed with the Society. Payments will continue until the proceeds, including interest at the guaranteed rate of 3% per year, are exhausted.

     OPTION 5--JOINT AND SURVIVOR INCOME. Equal monthly payments will be made for as long as the two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

     ALTERNATE SETTLEMENT OPTIONS. The Society may make available alternative settlement options.

     A tax adviser should be consulted with respect to the tax consequences associated with a settlement option.

EMPLOYMENT-RELATED BENEFIT PLANS

     The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Certificate described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women as well as those based on unisex mortality tables. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Certificate may be purchased.

ADDITIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may add one or more of the following additional insurance benefits to your Certificate by rider:

          - Cost of Living Increase. This rider automatically increases the Specified Amount under the Certificate on every third Certificate Anniversary without requiring evidence of insurability. There is a monthly deduction for the cost of this rider.

          - Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Certificate Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Society will waive the monthly deduction until the end of the disability or age 65, whichever comes first. There is a monthly deduction for the cost of this rider.

          - Death Benefit Guarantee. This rider guarantees that the Certificate will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. (In certain states, this rider is known as the Death Benefit Protection Rider.) There is no charge for this rider.

          - Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Certificate to be increased up to seven times without new evidence of insurability. There is a monthly deduction for the cost of this rider.

          - Accelerated Benefits. This rider provides for the payment of all or a portion of the accelerated death benefit in the event that the Insured becomes terminally ill. There is no charge for this rider. You should consult a qualified tax adviser about the consequences of requesting an accelerated death benefit payment.

     We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Certificate, from the registered representative selling the Certificate.

FINANCIAL STATEMENTS


       This Statement of Additional Information contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2004, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for the Variable Account.

     The statutory-basis balance sheets of the Society as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2004, appearing herein, have also been audited by Ernst and Young LLP, an independent registered public accounting firm.


     The Society's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

THE DECLARED INTEREST OPTION

GENERAL DESCRIPTION

     Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

     You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION ACCUMULATED VALUE

     Net Premiums allocated to the Declared Interest Option are credited to the Certificate. The Society bears the full investment risk for these amounts. We guarantee that interest credited to each Certificate Holder's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Society may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Certificate's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Society and may be changed at any time by the Society, in its sole discretion. The Certificate Holder assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Certificate's Accumulated Value in the Declared Interest Option that equals Certificate Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

     The Society guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Certificate charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

ACCUMULATED VALUE

     The Accumulated Value of the Certificate is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Certificate Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

          -    Accumulated Value will reflect a number of factors, including

               -    premiums paid,

               -    partial withdrawals,

               -    Certificate Loans,

               -    charges assessed in connection with the Certificate,

               - interest earned on the Accumulated Value in the Declared Interest Option, and

               - investment performance of the Subaccounts to which the Accumulated Value is allocated.

     As of the Certificate Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Certificate Date.

UNIT VALUE

     For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
     (a) by (b) where:

     (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

          (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

          (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

          (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

          (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Certificates.

     (b) is the number of units outstanding at the end of the preceding Valuation Period.

     The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

     SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

          - A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

          - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

          -    The ending value is divided by the initial investment.

          - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

     INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

DISTRIBUTION OF THE CERTIFICATES

     MWA Financial Services, Inc. ("MWAFS") is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois 61201. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.

     We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Variable Account.

     MWAFS will sell the Certificates through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

     MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated:



                                                 AGGREGATE AMOUNT OF
                                                 COMMISSION RETAINED
                       AGGREGATE AMOUNT OF           BY MWAFS
                       COMMISSION PAID TO      AFTER PAYMENTS TO ITS
          FISCAL YEAR        MWAFS*          REGISTERED REPRESENTATIVES
          -------------------------------------------------------------
              2002          $   7,356                $    118
              2003          $  84,452                $  4,115
              2004          $ 186,833                $ 10,325


     * Includes sales compensation paid to registered representatives of MWAFS.

     MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

     The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay MWAFS for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MWAFS' obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to MWAFS for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to MWAFS.

ADMINISTRATIVE SERVICES AGREEMENT

     EquiTrust Life Insurance Company ("EquiTrust Life") and the Society are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during each of the fiscal years ended December 31, 2004, 2003 and 2002 EquiTrust Life billed the
     Society $240,000, $240,000 and $120,000 respectively.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance certificate described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Certificate, including the validity of the Certificate and the Society's right to issue the Certificate under Illinois Insurance Law, have been passed upon by C. Ernest Beane, General Counsel of the Society.

EXPERTS

     Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Consulting Actuary, as stated in the opinion filed as an exhibit to the registration statement.


     The Society's statutory-basis balance sheets as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2004, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


     The Account's statements of assets and liabilities as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2004 as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young, LLP, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Modern Woodmen of America Variable Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Modern Woodmen of America Variable Account (the "Account"), a separate account comprised of the Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Account at December 31, 2004, and the results of their operations and the changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

                                                         /s/ ERNST & YOUNG LLP
Des Moines, Iowa
March 18, 2005

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2004

                                                           AMERICAN CENTURY
                                                       VARIABLE PORTFOLIOS, INC.
                                                     -----------------------------
                                                        ULTRA           VISTA
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------
ASSETS
Investments in shares of mutual funds, at market     $       6,578   $       5,291

LIABILITIES                                                      -               -
                                                     -----------------------------
Net assets                                           $       6,578   $       5,291
                                                     =============================

NET ASSETS
Accumulation units                                   $       6,578   $       5,291
                                                     -----------------------------
Total net assets                                     $       6,578   $       5,291
                                                     =============================

Investments in shares of mutual funds, at cost       $       6,028   $       4,806
Shares of mutual fund owned                                 647.41          394.85

Accumulation units outstanding                              455.13          335.92
Accumulation unit value                              $       14.45   $       15.75

SEE ACCOMPANYING NOTES.

                                                                           DREYFUS VARIABLE INVESTMENT FUND
                                                     -----------------------------------------------------------------------------
                                                                                                        DREYFUS
                                                                      DEVELOPING      DISCIPLINED      GROWTH &      INTERNATIONAL
                                                     APPRECIATION       LEADERS          STOCK          INCOME          EQUITY
                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market     $       3,327   $      29,915   $       2,693   $       8,863   $      10,909

LIABILITIES                                                      -               -               -               -               -
                                                     -----------------------------------------------------------------------------
Net assets                                           $       3,327   $      29,915   $       2,693   $       8,863   $      10,909
                                                     =============================================================================

NET ASSETS
Accumulation units                                   $       3,327   $      29,915   $       2,693   $       8,863   $      10,909
                                                     -----------------------------------------------------------------------------
Total net assets                                     $       3,327   $      29,915   $       2,693   $       8,863   $      10,909
                                                     =============================================================================

Investments in shares of mutual funds, at cost       $       3,194   $      27,404   $       2,502   $       8,210   $       9,830
Shares of mutual fund owned                                  93.57          719.98          128.65          414.14          759.65

Accumulation units outstanding                              269.79        2,105.67          206.21          672.29          693.93
Accumulation unit value                              $       12.33   $       14.21   $       13.06   $       13.18   $       15.72

                                                        DREYFUS
                                                       SOCIALLY        EQUITRUST
                                                      RESPONSIBLE      VARIABLE
                                                        GROWTH         INSURANCE
                                                      FUND, INC.      SERIES FUND
                                                     -------------   -------------
                                                       SOCIALLY
                                                      RESPONSIBLE
                                                        GROWTH         BLUE CHIP
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -------------   -------------
ASSETS
Investments in shares of mutual funds, at market     $         956   $       9,058

LIABILITIES                                                      -               -
                                                     -------------   -------------
Net assets                                           $         956   $       9,058
                                                     =============   =============

NET ASSETS
Accumulation units                                   $         956   $       9,058
                                                     -------------   -------------
Total net assets                                     $         956   $       9,058
                                                     =============   =============

Investments in shares of mutual funds, at cost       $         901   $       8,588
Shares of mutual fund owned                                  38.14          257.56

Accumulation units outstanding                               77.14          688.35
Accumulation unit value                              $       12.39   $       13.16

SEE ACCOMPANYING NOTES.

                                                                                                                         FIDELITY
                                                                                                                         VARIABLE
                                                                                                                         INSURANCE
                                                                                                                         PRODUCTS
                                                                EQUITRUST VARIABLE INSURANCE SERIES FUND                   FUNDS
                                                     ---------------------------------------------------------------   -------------
                                                      HIGH GRADE
                                                         BOND           MANAGED      STRATEGIC YIELD   VALUE GROWTH     CONTRAFUND
                                                      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                     ---------------------------------------------------------------   -------------
ASSETS
Investments in shares of mutual funds, at market     $      21,454   $      13,221   $        17,168   $       2,682   $      21,248

LIABILITIES                                                      -               -                 -               -               -
                                                     ---------------------------------------------------------------   -------------
Net assets                                           $      21,454   $      13,221   $        17,168   $       2,682   $      21,248
                                                     ===============================================================   =============

NET ASSETS
Accumulation units                                   $      21,454   $      13,221   $        17,168   $       2,682   $      21,248
                                                     ---------------------------------------------------------------   -------------
Total net assets                                     $      21,454   $      13,221   $        17,168   $       2,682   $      21,248
                                                     ===============================================================   =============

Investments in shares of mutual funds, at cost       $      21,362   $      12,372   $        16,806   $       2,313   $      18,853
Shares of mutual fund owned                               2,066.89          843.72          1,832.26          206.65          798.21

Accumulation units outstanding                            1,966.21        1,058.05          1,401.71          172.82        1,631.90
Accumulation unit value                              $       10.91   $       12.50   $         12.25   $       15.52   $       13.02

                                                               FIDELITY
                                                          VARIABLE INSURANCE
                                                            PRODUCTS FUNDS
                                                     -----------------------------
                                                                       FIDELITY
                                                                       GROWTH &
                                                        GROWTH          INCOME
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------
ASSETS
Investments in shares of mutual funds, at market     $       5,832   $      10,340

LIABILITIES                                                      -               -
                                                     -----------------------------
Net assets                                           $       5,832   $      10,340
                                                     =============================

NET ASSETS
Accumulation units                                   $       5,832   $      10,340
                                                     -----------------------------
Total net assets                                     $       5,832   $      10,340
                                                     =============================

Investments in shares of mutual funds, at cost       $       5,486   $       9,765
Shares of mutual fund owned                                 182.18          743.36

Accumulation units outstanding                              405.69          806.61
Accumulation unit value                              $       14.37   $       12.82

SEE ACCOMPANYING NOTES.

                                                                      FIDELITY VARIABLE INSURANCE
                                                                            PRODUCTS FUNDS
                                                     -------------------------------------------------------------
                                                      HIGH INCOME      INDEX 500        MID-CAP        OVERSEAS
                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                     -------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market     $       8,632   $      43,307   $      14,806   $      11,812

LIABILITIES                                                      -               -               -               -
                                                     -------------------------------------------------------------
Net assets                                           $       8,632   $      43,307   $      14,806   $      11,812
                                                     =============================================================

NET ASSETS
Accumulation units                                   $       8,632   $      43,307   $      14,806   $      11,812
                                                     -------------------------------------------------------------
Total net assets                                     $       8,632   $      43,307   $      14,806   $      11,812
                                                     =============================================================

Investments in shares of mutual funds, at cost       $       8,147   $      39,934   $      12,538   $      10,723
Shares of mutual fund owned                               1,249.20          314.39          495.51          674.18

Accumulation units outstanding                              611.85        3,133.74          872.19          754.78
Accumulation unit value                              $       14.11   $       13.82   $       16.98   $       15.65

                                                             J. P. MORGAN
                                                            SERIES TRUST II
                                                     -----------------------------
                                                        MID-CAP          SMALL
                                                         VALUE          COMPANY
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------
ASSETS
Investments in shares of mutual funds, at market     $      10,727   $       7,558

LIABILITIES                                                      -               -
                                                     -----------------------------
Net assets                                           $      10,727   $       7,558
                                                     =============================

NET ASSETS
Accumulation units                                   $      10,727   $       7,558
                                                     -----------------------------
Total net assets                                     $      10,727   $       7,558
                                                     =============================

Investments in shares of mutual funds, at cost       $       9,328   $       6,483
Shares of mutual fund owned                                 413.85          422.68

Accumulation units outstanding                              678.42          432.07
Accumulation unit value                              $       15.81   $       17.49

                                                             SUMMIT MUTUAL
                                                             FUNDS, INC. -
                                                            PINNACLE SERIES
                                                     -----------------------------
                                                                     RUSSELL 2000
                                                      NASDAQ 100       SMALL CAP
                                                         INDEX           INDEX
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------
ASSETS
Investments in shares of mutual funds, at market     $      11,405   $      18,812

LIABILITIES                                                      -               -
                                                     -----------------------------
Net assets                                           $      11,405   $      18,812
                                                     =============================

NET ASSETS
Accumulation units                                   $      11,405   $      18,812
                                                     -----------------------------
Total net assets                                     $      11,405   $      18,812
                                                     =============================

Investments in shares of mutual funds, at cost       $      10,283   $      16,553
Shares of mutual fund owned                                 500.00          294.30

Accumulation units outstanding                              748.02        1,364.81
Accumulation unit value                              $       15.25   $       13.78

SEE ACCOMPANYING NOTES.

                                                        SUMMIT
                                                        MUTUAL
                                                     FUNDS, INC. -
                                                       PINNACLE
                                                        SERIES                     T. ROWE PRICE EQUITY SERIES, INC.
                                                     -------------   -------------------------------------------------------------
                                                                                                                       PERSONAL
                                                      S&P MIDCAP        EQUITY          MID-CAP       NEW AMERICA      STRATEGY
                                                       400 INDEX        INCOME          GROWTH          GROWTH         BALANCED
                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                     -------------   -------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market     $      11,831   $      21,967   $      14,104   $      10,491   $      22,513

LIABILITIES                                                      -               -               -               -               -
                                                     -------------   -------------------------------------------------------------
Net assets                                           $      11,831   $      21,967   $      14,104   $      10,491   $      22,513
                                                     =============   =============================================================

NET ASSETS
Accumulation units                                   $      11,831   $      21,967   $      14,104   $      10,491   $      22,513
                                                     -------------   -------------------------------------------------------------
Total net assets                                     $      11,831   $      21,967   $      14,104   $      10,491   $      22,513
                                                     =============   =============================================================

Investments in shares of mutual funds, at cost       $      10,561   $      20,101   $      12,152   $       9,459   $      20,630
Shares of mutual fund owned                                 194.71          983.29          598.91          539.39        1,267.64

Accumulation units outstanding                              906.98        1,787.81          853.93          701.03        1,619.54
Accumulation unit value                              $       13.04   $       12.29   $       16.52   $       14.97   $       13.90

                                                     T. ROWE PRICE
                                                     INTERNATIONAL
                                                      SERIES, INC.
                                                     -------------
                                                     INTERNATIONAL
                                                         STOCK
                                                      SUBACCOUNT
                                                     -------------
ASSETS
Investments in shares of mutual funds, at market     $      11,255

LIABILITIES                                                      -
                                                     -------------
Net assets                                           $      11,255
                                                     =============

NET ASSETS

Accumulation units                                   $      11,255
                                                     -------------
Total net assets                                     $      11,255
                                                     =============

Investments in shares of mutual funds, at cost       $      10,293
Shares of mutual fund owned                                 837.45

Accumulation units outstanding                              814.04
Accumulation unit value                              $       13.83

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2004

                                                           AMERICAN CENTURY
                                                      VARIABLE PORTFOLIOS, INC.
                                                    -----------------------------
                                                        ULTRA           VISTA
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $           -   $           -
Expenses:
  Mortality and expense risk                                  (36)            (27)
                                                    -----------------------------
Net investment income (loss)                                  (36)            (27)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        116              62
  Realized gain distributions                                   -               -
                                                    -----------------------------
Total realized gain (loss) on investments                     116              62

Change in unrealized appreciation/depreciation of
  investments                                                 406             445
                                                    -----------------------------
Net increase in net assets from operations          $         486   $         480
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                                          DREYFUS VARIABLE INVESTMENT FUND
                                                    -----------------------------------------------------------------------------
                                                                                                       DREYFUS
                                                                     DEVELOPING      DISCIPLINED      GROWTH &      INTERNATIONAL
                                                    APPRECIATION       LEADERS          STOCK          INCOME          EQUITY
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------------------------------------------------------
Income:
  Dividends                                         $          56   $          56   $          36   $          85   $         353
Expenses:
  Mortality and expense risk                                  (42)           (167)            (35)            (48)            (41)
                                                    -----------------------------------------------------------------------------
Net investment income (loss)                                   14            (111)              1              37             312

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        275             728             301             174             158
  Realized gain distributions                                   -               -               -               -               -
                                                    -----------------------------------------------------------------------------
Total realized gain (loss) on investments                     275             728             301             174             158

Change in unrealized appreciation/depreciation of
  investments                                                (130)          1,746             (21)            384             896
                                                    -----------------------------------------------------------------------------
Net increase in net assets from operations          $         159   $       2,363   $         281   $         595   $       1,366
                                                    =============================================================================

                                                       DREYFUS
                                                      SOCIALLY       EQUITRUST
                                                     RESPONSIBLE     VARIABLE
                                                       GROWTH        INSURANCE
                                                     FUND, INC.     SERIES FUND
                                                    -------------   -------------
                                                      SOCIALLY
                                                     RESPONSIBLE
                                                       GROWTH        BLUE CHIP
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -------------   -------------
Income:
  Dividends                                         $           1   $          74
Expenses:
  Mortality and expense risk                                   (3)            (70)
                                                    -------------   -------------
Net investment income (loss)                                   (2)              4

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                         35             305
  Realized gain distributions                                   -               -
                                                    -------------   -------------
Total realized gain (loss) on investments                      35             305

Change in unrealized appreciation/depreciation of
  investments                                                  13             166
                                                    -------------   -------------
Net increase (decrease) in net assets from
  operations                                        $          46   $         475
                                                    =============   =============

SEE ACCOMPANYING NOTES.

                                                                                                                        FIDELITY
                                                                                                                        VARIABLE
                                                                                                                        INSURANCE
                                                                                                                        PRODUCTS
                                                               EQUITRUST VARIABLE INSURANCE SERIES FUND                   FUNDS
                                                    ---------------------------------------------------------------   -------------
                                                     HIGH GRADE
                                                        BOND           MANAGED      STRATEGIC YIELD   VALUE GROWTH     CONTRAFUND
                                                     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                    ---------------------------------------------------------------   -------------
Income:
  Dividends                                         $         608   $          84   $           627   $          20   $          32
Expenses:
  Mortality and expense risk                                 (124)            (73)              (95)            (18)           (124)
                                                    ---------------------------------------------------------------   -------------
Net investment income (loss)                                  484              11               532               2             (92)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        (24)            247                42             100             756
  Realized gain distributions                                  17               -                 -               -               -
                                                    ---------------------------------------------------------------   -------------
Total realized gain (loss) on investments                      (7)            247                42             100             756

Change in unrealized appreciation/depreciation of
  investments                                                  77             570               283             142           1,681
                                                    ---------------------------------------------------------------   -------------
Net increase (decrease) in net assets from
  operations                                        $         554   $         828   $           857   $         244   $       2,345
                                                    ===============================================================   =============

                                                              FIDELITY
                                                         VARIABLE INSURANCE
                                                           PRODUCTS FUNDS
                                                    -----------------------------
                                                                      FIDELITY
                                                                      GROWTH &
                                                       GROWTH          INCOME
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $           4   $          23
Expenses:
  Mortality and expense risk                                  (29)            (50)
                                                    -----------------------------
Net investment income (loss)                                  (25)            (27)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                         (4)            101
  Realized gain distributions                                   -               -
                                                    -----------------------------
Total realized gain (loss) on investments                      (4)            101

Change in unrealized appreciation/depreciation of
  investments                                                 275             437
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $         246   $         511
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                                     FIDELITY VARIABLE INSURANCE
                                                                           PRODUCTS FUNDS
                                                    -------------------------------------------------------------
                                                     HIGH INCOME      INDEX 500        MID-CAP        OVERSEAS
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -------------------------------------------------------------
Income:
  Dividends                                         $         149   $         139   $           -   $          18
Expenses:
  Mortality and expense risk                                  (39)           (231)            (69)            (62)
                                                    -------------------------------------------------------------
Net investment income (loss)                                  110             (92)            (69)            (44)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                         18             670             384             249
  Realized gain distributions                                   -               -               -               -
                                                    -------------------------------------------------------------
Total realized gain (loss) on investments                      18             670             384             249

Change in unrealized appreciation/depreciation of
  investments                                                 389           2,754           2,042             841
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                        $         517   $       3,332   $       2,357   $       1,046
                                                    =============================================================

                                                            J. P. MORGAN
                                                           SERIES TRUST II
                                                    -----------------------------
                                                       MID-CAP          SMALL
                                                        VALUE          COMPANY
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $          16   $           -
Expenses:
  Mortality and expense risk                                  (59)            (32)
                                                    -----------------------------
Net investment income (loss)                                  (43)            (32)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        225             280
  Realized gain distributions                                  28               -
                                                    -----------------------------
Total realized gain (loss) on investments                     253             280

Change in unrealized appreciation/depreciation of
  investments                                               1,180             942
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $       1,390   $       1,190
                                                    =============================

                                                            SUMMIT MUTUAL
                                                            FUNDS, INC. -
                                                           PINNACLE SERIES
                                                    -----------------------------
                                                                     RUSSELL 2000
                                                     NASDAQ 100       SMALL CAP
                                                        INDEX           INDEX
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $           -   $          15
Expenses:
  Mortality and expense risk                                  (69)            (96)
                                                    -----------------------------
Net investment income (loss)                                  (69)            (81)

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        107             519
  Realized gain distributions                                   -               -
                                                    -----------------------------
Total realized gain (loss) on investments                     107             519

Change in unrealized appreciation/depreciation of
  investments                                                 947           1,778
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $         985   $       2,216
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                       SUMMIT
                                                       MUTUAL
                                                    FUNDS, INC. -
                                                      PINNACLE
                                                       SERIES                     T. ROWE PRICE EQUITY SERIES, INC.
                                                    -------------   -------------------------------------------------------------
                                                                                                                      PERSONAL
                                                     S&P MIDCAP        EQUITY          MID-CAP       NEW AMERICA      STRATEGY
                                                      400 INDEX        INCOME          GROWTH          GROWTH         BALANCED
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -------------   -------------------------------------------------------------
Income:
  Dividends                                         $          10   $         266   $           -   $           5   $         312
Expenses:
  Mortality and expense risk                                  (68)           (129)            (84)            (62)           (120)
                                                    -------------   -------------------------------------------------------------
Net investment income (loss)                                  (58)            137             (84)            (57)            192

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        239             794             337             288             279
  Realized gain distributions                                   -             435               -               -              87
                                                    -------------   -------------------------------------------------------------
Total realized gain (loss) on investments                     239           1,229             337             288             366

Change in unrealized appreciation/depreciation of
  investments                                               1,084             949           1,502             571           1,389
                                                    -------------   -------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                        $       1,265   $       2,315   $       1,755   $         802   $       1,947
                                                    =============   =============================================================

                                                    T. ROWE PRICE
                                                    INTERNATIONAL
                                                    SERIES, INC.
                                                    -------------
                                                    INTERNATIONAL
                                                        STOCK
                                                     SUBACCOUNT
                                                    -------------
Income:
  Dividends                                         $         114
Expenses:
  Mortality and expense risk                                  (79)
                                                    -------------
Net investment income (loss)                                   35

Realized gain (loss) on investments:
  Realized gain on sale of fund shares                        103
  Realized gain distributions                                   -
                                                    -------------
Total realized gain (loss) on investments                     103

Change in unrealized appreciation/depreciation of
  investments                                                 873
                                                    -------------
Net increase (decrease) in net assets from
  operations                                        $       1,011
                                                    =============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          AMERICAN CENTURY
                                                      VARIABLE PORTFOLIOS, INC.
                                                    -----------------------------
                                                          ULTRA SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (36)  $          (6)
  Net realized gain (loss) on investments                     116              37
  Change in unrealized appreciation/depreciation
    of investments                                            406             144
                                                    -----------------------------
Net increase in net assets from operations                    486             175

Contract transactions:
  Transfers of net premiums                                 4,017             794
  Transfers of cost of insurance and other charges         (1,354)           (339)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,638           1,161
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  4,301           1,616
                                                    -----------------------------
Total increase (decrease) in net assets                     4,787           1,791

Net assets at beginning of period                           1,791               -
                                                    -----------------------------
Net assets at end of period                         $       6,578   $       1,791
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                          AMERICAN CENTURY
                                                      VARIABLE PORTFOLIOS, INC.
                                                    -----------------------------
                                                          VISTA SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (27)  $          (2)
  Net realized gain (loss) on investments                      62               8
  Change in unrealized appreciation/depreciation
    of investments                                            445              40
                                                    -----------------------------
Net increase in net assets from operations                    480              46

Contract transactions:
  Transfers of net premiums                                 3,318             128
  Transfers of cost of insurance and other charges           (934)            (85)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,578             755
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  3,962             798
                                                    -----------------------------
Total increase (decrease) in net assets                     4,442             844

Net assets at beginning of period                             849               5
                                                    -----------------------------
Net assets at end of period                         $       5,291   $         849
                                                    =============================

                                                                          DREYFUS VARIABLE
                                                                           INVESTMENT FUND
                                                    -------------------------------------------------------------
                                                                                         DEVELOPING LEADERS
                                                       APPRECIATION SUBACCOUNT               SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                        2004            2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $          14   $          43   $        (111)  $         (23)
  Net realized gain (loss) on investments                     275              57             728             264
  Change in unrealized appreciation/depreciation
    of investments                                           (130)            265           1,746             765
                                                    -------------------------------------------------------------
Net increase in net assets from operations                    159             365           2,363           1,006

Contract transactions:
  Transfers of net premiums                                 2,044           1,212          16,428           4,827
  Transfers of cost of insurance and other charges           (891)           (583)         (5,440)         (1,936)
  Transfers between subaccounts, including
    Declared Interest Option account                       (2,279)          3,044           7,912           4,750
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 (1,126)          3,673          18,900           7,641
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                      (967)          4,038          21,263           8,647

Net assets at beginning of period                           4,294             256           8,652               5
                                                    -------------------------------------------------------------
Net assets at end of period                         $       3,327   $       4,294   $      29,915   $       8,652
                                                    =============================================================

SEE ACCOMPANYING NOTES.

                                                          DREYFUS VARIABLE
                                                           INVESTMENT FUND
                                                    -----------------------------
                                                     DISCIPLINED STOCK SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $           1   $          23
  Net realized gain (loss) on investments                     301              21
  Change in unrealized appreciation/depreciation
    of investments                                            (21)            213
                                                    -----------------------------
Net increase in net assets from operations                    281             257

Contract transactions:
  Transfers of net premiums                                 1,592             282
  Transfers of cost of insurance and other charges           (734)           (197)
  Transfers between subaccounts, including
    Declared Interest Option account                       (2,272)          3,438
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 (1,414)          3,523
                                                    -----------------------------
Total increase (decrease) in net assets                    (1,133)          3,780

Net assets at beginning of period                           3,826              46
                                                    -----------------------------
Net assets at end of period                         $       2,693   $       3,826
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                                  DREYFUS VARIABLE INVESTMENT FUND
                                                    -------------------------------------------------------------
                                                       DREYFUS GROWTH & INCOME          INTERNATIONAL EQUITY
                                                             SUBACCOUNT                      SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                        2004            2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $          37   $           1   $         312   $          80
  Net realized gain (loss) on investments                     174              66             158               5
  Change in unrealized appreciation/depreciation
    of investments                                            384             273             896             183
                                                    -------------------------------------------------------------
Net increase in net assets from operations                    595             340           1,366             268

Contract transactions:
  Transfers of net premiums                                 6,887           2,442           2,926             120
  Transfers of cost of insurance and other charges         (1,491)           (726)         (1,431)            (83)
  Transfers between subaccounts, including
    Declared Interest Option account                          236             222           5,205           2,538
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  5,632           1,938           6,700           2,575
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                     6,227           2,278           8,066           2,843

Net assets at beginning of period                           2,636             358           2,843               -
                                                    -------------------------------------------------------------
Net assets at end of period                         $       8,863   $       2,636   $      10,909   $       2,843
                                                    =============================================================

                                                          DREYFUS SOCIALLY
                                                             RESPONSIBLE
                                                          GROWTH FUND, INC.
                                                    -----------------------------
                                                     SOCIALLY RESPONSIBLE GROWTH
                                                             SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $          (2)  $          (1)
  Net realized gain (loss) on investments                      35               5
  Change in unrealized appreciation/depreciation
    of investments                                             13              45
                                                    -----------------------------
Net increase in net assets from operations                     46              49

Contract transactions:
  Transfers of net premiums                                   714             340
  Transfers of cost of insurance and other charges           (199)           (103)
  Transfers between subaccounts, including
    Declared Interest Option account                           56               -
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                    571             237
                                                    -----------------------------
Total increase (decrease) in net assets                       617             286

Net assets at beginning of period                             339              53
                                                    -----------------------------
Net assets at end of period                         $         956   $         339
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                         EQUITRUST VARIABLE
                                                        INSURANCE SERIES FUND
                                                    -----------------------------
                                                        BLUE CHIP SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $           4   $          (6)
  Net realized gain (loss) on investments                     305              42
  Change in unrealized appreciation/depreciation
    of investments                                            166             305
                                                    -----------------------------
Net increase in net assets from operations                    475             341

Contract transactions:
  Transfers of net premiums                                 6,037           1,677
  Transfers of cost of insurance and other charges         (1,840)           (583)
  Transfers between subaccounts, including
    Declared Interest Option account                         (527)          3,336
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  3,670           4,430
                                                    -----------------------------
Total increase (decrease) in net assets                     4,145           4,771

Net assets at beginning of period                           4,913             142
                                                    -----------------------------
Net assets at end of period                         $       9,058   $       4,913
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                              EQUITRUST VARIABLE INSURANCE SERIES FUND
                                                    -------------------------------------------------------------
                                                      HIGH GRADE BOND SUBACCOUNT         MANAGED SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                         2004           2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         484   $         128   $          11   $         (17)
  Net realized gain (loss) on investments                      (7)             46             247             426
  Change in unrealized appreciation/depreciation
    of investments                                             77              14             570             272
                                                    -------------------------------------------------------------
Net increase in net assets from operations                    554             188             828             681

Contract transactions:
  Transfers of net premiums                                14,464           5,578          10,653           2,835
  Transfers of cost of insurance and other charges         (3,364)         (1,940)         (2,122)         (1,521)
  Transfers between subaccounts, including
    Declared Interest Option account                        3,981           1,902             182           1,461
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 15,081           5,540           8,713           2,775
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                    15,635           5,728           9,541           3,456

Net assets at beginning of period                           5,819              91           3,680             224
                                                    -------------------------------------------------------------
Net assets at end of period                         $      21,454   $       5,819   $      13,221   $       3,680
                                                    =============================================================

                                                         EQUITRUST VARIABLE
                                                        INSURANCE SERIES FUND
                                                    -----------------------------
                                                     STRATEGIC YIELD SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                         2004           2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         532   $          92
  Net realized gain (loss) on investments                      42               9
  Change in unrealized appreciation/depreciation
    of investments                                            283              79
                                                    -----------------------------
Net increase in net assets from operations                    857             180

Contract transactions:
  Transfers of net premiums                                 9,628           2,829
  Transfers of cost of insurance and other charges         (2,472)         (1,097)
  Transfers between subaccounts, including
    Declared Interest Option account                        4,502           2,597
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 11,658           4,329
                                                    -----------------------------
Total increase (decrease) in net assets                    12,515           4,509

Net assets at beginning of period                           4,653             144
                                                    -----------------------------
Net assets at end of period                         $      17,168   $       4,653
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                         EQUITRUST VARIABLE
                                                        INSURANCE SERIES FUND
                                                    -----------------------------
                                                       VALUE GROWTH SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                         2004           2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $           2   $          (6)
  Net realized gain (loss) on investments                     100              46
  Change in unrealized appreciation/depreciation
    of investments                                            142             227
                                                    -----------------------------
Net increase in net assets from operations                    244             267

Contract transactions:
  Transfers of net premiums                                   912             404
  Transfers of cost of insurance and other charges           (610)           (255)
  Transfers between subaccounts, including
    Declared Interest Option account                          417           1,303
                                                    -----------------------------
  Net increase (decrease) in net assets from
    certificate transactions                                  719           1,452
                                                    -----------------------------
  Total increase (decrease) in net assets                     963           1,719

Net assets at beginning of period                           1,719               -
                                                    -----------------------------
Net assets at end of period                         $       2,682   $       1,719
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                             FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                    -------------------------------------------------------------
                                                       CONTRAFUND SUBACCOUNT             GROWTH SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                        2004            2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (92)  $         (20)  $         (25)  $          (2)
  Net realized gain (loss) on investments                     756             147              (4)             44
  Change in unrealized appreciation/depreciation
    of investments                                          1,681             718             275              71
                                                    -------------------------------------------------------------
Net increase in net assets from operations                  2,345             845             246             113

Contract transactions:
  Transfers of net premiums                                11,695           2,135           5,782             953
  Transfers of cost of insurance and other charges         (5,078)         (1,366)         (2,557)           (306)
  Transfers between subaccounts, including
    Declared Interest Option account                        4,351           6,274             915             686
                                                    -------------------------------------------------------------
  Net increase (decrease) in net assets from
    certificate transactions                               10,968           7,043           4,140           1,333
                                                    -------------------------------------------------------------
  Total increase (decrease) in net assets                  13,313           7,888           4,386           1,446

Net assets at beginning of period                           7,935              47           1,446               -
                                                    -------------------------------------------------------------
Net assets at end of period                         $      21,248   $       7,935   $       5,832   $       1,446
                                                    =============================================================

                                                     FIDELITY VARIABLE INSURANCE
                                                           PRODUCTS FUNDS
                                                    -----------------------------
                                                       FIDELITY GROWTH & INCOME
                                                             SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (27)  $          (5)
  Net realized gain (loss) on investments                     101              47
  Change in unrealized appreciation/depreciation
    of investments                                            437             135
                                                    -----------------------------
Net increase in net assets from operations                    511             177

Contract transactions:
  Transfers of net premiums                                 9,794           1,584
  Transfers of cost of insurance and other charges         (3,523)           (430)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,414             618
                                                    -----------------------------
  Net increase (decrease) in net assets from
    certificate transactions                                7,685           1,772
                                                    -----------------------------
  Total increase (decrease) in net assets                   8,196           1,949

Net assets at beginning of period                           2,144             195
                                                    -----------------------------
Net assets at end of period                         $      10,340   $       2,144
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                         FIDELITY VARIABLE
                                                             INSURANCE
                                                           PRODUCTS FUNDS
                                                    -----------------------------
                                                        HIGH INCOME SUBACCOUNT
                                                    -----------------------------
                                                        YEAR ENDED DECEMBER 31
                                                         2004           2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         110   $           4
  Net realized gain (loss) on investments                      18              26
  Change in unrealized appreciation/depreciation
    of investments                                            389              95
                                                    -----------------------------
Net increase in net assets from operations                    517             125

Contract transactions:
  Transfers of net premiums                                 7,375           1,334
  Transfers of cost of insurance and other charges         (1,836)           (429)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,008             481
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  6,547           1,386
                                                    -----------------------------
Total increase (decrease) in net assets                     7,064           1,511

Net assets at beginning of period                           1,568              57
                                                    -----------------------------
Net assets at end of period                         $       8,632   $       1,568
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                             FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                    -------------------------------------------------------------
                                                        INDEX 500 SUBACCOUNT             MID-CAP SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                        2004            2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (92)  $         (12)  $         (69)  $          (4)
  Net realized gain (loss) on investments                     670             153             384              33
  Change in unrealized appreciation/depreciation
    of investments                                          2,754             618           2,042             226
                                                    -------------------------------------------------------------
Net increase in net assets from operations                  3,332             759           2,357             255

Contract transactions:
  Transfers of net premiums                                25,678           3,476           9,397             662
  Transfers of cost of insurance and other charges        (10,844)         (1,246)         (2,871)           (297)
  Transfers between subaccounts, including
    Declared Interest Option account                       16,367           5,532           2,135           3,163
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 31,201           7,762           8,661           3,528
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                    34,533           8,521          11,018           3,783

Net assets at beginning of period                           8,774             253           3,788               5
                                                    -------------------------------------------------------------
Net assets at end of period                         $      43,307   $       8,774   $      14,806   $       3,788
                                                    =============================================================

                                                     FIDELITY VARIABLE INSURANCE
                                                           PRODUCTS FUNDS
                                                    -----------------------------
                                                        OVERSEAS SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (44)  $          (3)
  Net realized gain (loss) on investments                     249              35
  Change in unrealized appreciation/depreciation
    of investments                                            841             245
                                                    -----------------------------
Net increase in net assets from operations                  1,046             277

Contract transactions:
  Transfers of net premiums                                 6,619             928
  Transfers of cost of insurance and other charges         (1,579)           (287)
  Transfers between subaccounts, including
    Declared Interest Option account                        4,392             217
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  9,432             858
                                                    -----------------------------
Total increase (decrease) in net assets                    10,478           1,135

Net assets at beginning of period                           1,334             199
                                                    -----------------------------
Net assets at end of period                         $      11,812   $       1,334
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                            J. P. MORGAN
                                                           SERIES TRUST II
                                                    -----------------------------
                                                      MID-CAP VALUE SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (43)  $          (7)
  Net realized gain (loss) on investments                     253              56
  Change in unrealized appreciation/depreciation
    of investments                                          1,180             218
                                                    -----------------------------
Net increase in net assets from operations                  1,390             267
Contract transactions:
  Transfers of net premiums                                 6,354           1,895
  Transfers of cost of insurance and other charges         (1,923)           (527)
  Transfers between subaccounts, including
    Declared Interest Option account                        2,099           1,010
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  6,530           2,378
                                                    -----------------------------
Total increase (decrease) in net assets                     7,920           2,645

Net assets at beginning of period                           2,807             162
                                                    -----------------------------
Net assets at end of period                         $      10,727   $       2,807
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                            J. P. MORGAN
                                                           SERIES TRUST II
                                                    -----------------------------
                                                      SMALL COMPANY SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (32)  $          (4)
  Net realized gain (loss) on investments                     280              49
  Change in unrealized appreciation/depreciation
    of investments                                            942             132
                                                    -----------------------------
Net increase in net assets from operations                  1,190             177

Contract transactions:
  Transfers of net premiums                                 5,267             949
  Transfers of cost of insurance and other charges         (1,744)           (421)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,830              80
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  5,353             608
                                                    -----------------------------
Total increase (decrease) in net assets                     6,543             785

Net assets at beginning of period                           1,015             230
                                                    -----------------------------
Net assets at end of period                         $       7,558   $       1,015
                                                    =============================

                                                              SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                    -------------------------------------------------------------
                                                          NASDAQ 100 INDEX           RUSSELL 2000 SMALL CAP INDEX
                                                             SUBACCOUNT                     SUBACCOUNT
                                                    -------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                        2004            2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (69)  $          (5)  $         (81)  $         (11)
  Net realized gain (loss) on investments                     107              17             519             123
  Change in unrealized appreciation/depreciation
    of investments                                            947             176           1,778             486
                                                    -------------------------------------------------------------
Net increase in net assets from operations                    985             188           2,216             598

Contract transactions:
  Transfers of net premiums                                 6,125             364           8,809           1,379
  Transfers of cost of insurance and other charges         (1,647)           (190)         (3,976)           (813)
  Transfers between subaccounts, including
    Declared Interest Option account                        2,551           3,025           6,423           3,977
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  7,029           3,199          11,256           4,543
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                     8,014           3,387          13,472           5,141

Net assets at beginning of period                           3,391               4           5,340             199
                                                    -------------------------------------------------------------
Net assets at end of period                         $      11,405   $       3,391   $      18,812   $       5,340
                                                    =============================================================

SEE ACCOMPANYING NOTES.

                                                           SUMMIT MUTUAL
                                                           FUNDS, INC. -
                                                          PINNACLE SERIES
                                                    -----------------------------
                                                        S&P MID-CAP 400 INDEX
                                                            SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004            2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (58)  $          (5)
  Net realized gain (loss) on investments                     239              18
  Change in unrealized appreciation/depreciation
    of investments                                          1,084             192
                                                    -----------------------------
Net increase in net assets from operations                  1,265             205

Contract transactions:
  Transfers of net premiums                                 8,201             368
  Transfers of cost of insurance and other charges         (2,428)           (183)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,263           3,105
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  7,036           3,290
                                                    -----------------------------
Total increase (decrease) in net assets                     8,301           3,495

Net assets at beginning of period                           3,530              35
                                                    -----------------------------
Net assets at end of period                         $      11,831   $       3,530
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                                   T. ROWE PRICE EQUITY SERIES, INC.
                                                    -------------------------------------------------------------
                                                       EQUITY INCOME SUBACCOUNT        MID-CAP GROWTH SUBACCOUNT
                                                    -------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                         2004           2003            2004            2003
                                                    -------------------------------------------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         137   $          47   $         (84)  $         (14)
  Net realized gain (loss) on investments                   1,229             198             337              96
  Change in unrealized appreciation/depreciation
    of investments                                            949             911           1,502             451
                                                    -------------------------------------------------------------
Net increase in net assets from operations                  2,315           1,156           1,755             533

Contract transactions:
  Transfers of net premiums                                12,484           3,687           5,755           2,357
  Transfers of cost of insurance and other charges         (4,600)         (1,863)         (1,714)           (722)
  Transfers between subaccounts, including
    Declared Interest Option account                        3,903           4,536           5,387             490
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 11,787           6,360           9,428           2,125
                                                    -------------------------------------------------------------
Total increase (decrease) in net assets                    14,102           7,516          11,183           2,658

Net assets at beginning of period                           7,865             349           2,921             263
                                                    -------------------------------------------------------------
Net assets at end of period                         $      21,967   $       7,865   $      14,104   $       2,921
                                                    =============================================================

                                                        T. ROWE PRICE EQUITY
                                                            SERIES, INC.
                                                    -----------------------------
                                                         NEW AMERICA GROWTH
                                                             SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                         2004           2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         (57)  $         (15)
  Net realized gain (loss) on investments                     288             118
  Change in unrealized appreciation/depreciation
    of investments                                            571             465
                                                    -----------------------------
Net increase in net assets from operations                    802             568

Contract transactions:
  Transfers of net premiums                                 6,383           2,613
  Transfers of cost of insurance and other charges         (1,925)           (940)
  Transfers between subaccounts, including
    Declared Interest Option account                        1,647           1,031
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  6,105           2,704
                                                    -----------------------------
Total increase (decrease) in net assets                     6,907           3,272

Net assets at beginning of period                           3,584             312
                                                    -----------------------------
Net assets at end of period                         $      10,491   $       3,584
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                            T. ROWE PRICE
                                                          EQUITY SERIES, INC.
                                                    -----------------------------
                                                      PERSONAL STRATEGY BALANCED
                                                              SUBACCOUNT
                                                    -----------------------------
                                                        YEAR ENDED DECEMBER 31
                                                         2004          2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $         192   $          44
  Net realized gain (loss) on investments                     366             105
  Change in unrealized appreciation/depreciation
    of investments                                          1,389             490
                                                    -----------------------------
Net increase in net assets from operations                  1,947             639

Contract transactions:
  Transfers of net premiums                                15,119           4,431
  Transfers of cost of insurance and other charges         (3,769)         (1,283)
  Transfers between subaccounts, including
    Declared Interest Option account                        3,323           1,801
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                 14,673           4,949
                                                    -----------------------------
Total increase (decrease) in net assets                    16,620           5,588

Net assets at beginning of period                           5,893             305
                                                    -----------------------------
Net assets at end of period                         $      22,513   $       5,893
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                           T. ROWE PRICE
                                                           INTERNATIONAL
                                                            SERIES, INC.
                                                    -----------------------------
                                                         INTERNATIONAL STOCK
                                                             SUBACCOUNT
                                                    -----------------------------
                                                       YEAR ENDED DECEMBER 31
                                                        2004           2003
                                                    -----------------------------
Increase in net assets from operations:
  Net investment income (loss)                      $          35   $           5
  Net realized gain (loss) on investments                     103              12
  Change in unrealized appreciation/depreciation
    of investments                                            873              89
                                                    -----------------------------
Net increase in net assets from operations                  1,011             106

Contract transactions:
  Transfers of net premiums                                 3,092             647
  Transfers of cost of insurance and other charges         (1,473)           (139)
  Transfers between subaccounts, including
    Declared Interest Option account                        7,674             337
                                                    -----------------------------
Net increase (decrease) in net assets from
  certificate transactions                                  9,293             845
                                                    -----------------------------
Total increase (decrease) in net assets                    10,304             951

Net assets at beginning of period                             951               -
                                                    -----------------------------
Net assets at end of period                         $      11,255   $         951
                                                    =============   =============

SEE ACCOMPANYING NOTES.

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Modern Woodmen of America Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation - Division of Insurance. The Account is a funding vehicle for individual variable certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in thirty-one investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                    INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                 American Century Variable Portfolios, Inc.:
   Ultra                                            Ultra(R)Fund
   Vista                                            Vista(SM) Fund

                                                 Dreyfus Variable Investment Fund:
   Appreciation                                     VIF Appreciation Portfolio
   Developing Leaders                               VIF Developing Leaders Portfolio
   Disciplined Stock                                VIF Disciplined Stock Portfolio
   Dreyfus Growth & Income                          VIF Growth and Income Portfolio
   International Equity                             VIF International Equity Portfolio

   Socially Responsible Growth                   Dreyfus Socially Responsible Growth Fund, Inc.

                                                 EquiTrust Variable Insurance Series Fund:
   Blue Chip                                        Blue Chip Portfolio
   High Grade Bond                                  High Grade Bond Portfolio
   Managed                                          Managed Portfolio
   Money Market (1)                                 Money Market Portfolio
   Strategic Yield                                  Strategic Yield Portfolio
   Value Growth                                     Value Growth Portfolio

                                                 Fidelity Variable Insurance Products Funds:
   Contrafund                                       VIP Contrafund(R)Portfolio-Initial Class
   Growth                                           VIP Growth Portfolio-Initial Class
   Fidelity Growth & Income                         VIP Growth & Income Portfolio-Initial Class
   High Income                                      VIP High Income Portfolio-Service Class 2
   Index 500                                        VIP Index 500 Portfolio-Initial Class

   SUBACCOUNT                                    INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                 Fidelity Variable Insurance Products Funds (continued):
   Mid-Cap                                          VIP Mid Cap Portfolio-Service Class 2
   Overseas                                         VIP Overseas Portfolio-Initial Class

                                                 J.P. Morgan Series Trust II:
   Mid-Cap Value                                    J.P. Morgan Mid Cap Value Portfolio
   Small Company                                    J.P. Morgan Small Company Portfolio

                                                 Summit Mutual Funds, Inc. - Pinnacle Series:
   NASDAQ 100 Index                                 NASDAQ - 100 Index Portfolio
   Russell 2000 Small Cap Index                     Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index                             S&P MidCap 400 Index Portfolio

                                                 T. Rowe Price Equity Series, Inc.:
   Equity Income                                    Equity Income Portfolio
   Mid-Cap Growth                                   Mid-Cap Growth Portfolio
   New America Growth                               New America Growth Portfolio
   Personal Strategy Balanced                       Personal Strategy Balanced Portfolio

                                                 T. Rowe Price International Series, Inc.:
   International Stock                              International Stock Portfolio

   (1) Subaccount commenced operations on May 1, 2002, however, it was inactive through December 31, 2004.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society's other assets and liabilities. The portion of the Account's assets applicable to the variable certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each contract year.

ADMINISTRATIVE SERVICES AGREEMENT

The certificates are administered by EquiTrust Life Insurance Company (EquiTrust
Life), pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the certificates and provides other services.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account. These charges are assessed in return for the Society's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

   PREMIUM EXPENSE CHARGE: Premiums paid by the certificateholders are reduced by a 7% premium expense charge up to the target premium, as defined in the Account's prospectus, and 2% for each premium over the target premium. The charge is used to compensate the Society for expenses incurred in connection with the distribution of the certificates.

   MONTHLY DEDUCTIONS: The Society assumes the responsibility for providing insurance benefits included in the certificate. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A certificate expense charge of $5 is deducted monthly for the administration of contracts and the Account. During the first year, a monthly charge of $.05 for every $1,000 of Specified Amount or increase in Specified Amount is deducted. An additional first-year monthly certificate expense charge of $5 is also deducted. First-year charges are for costs associated with underwriting and start-up expenses associated with the contract and the Account. The aggregate cost of insurance and monthly deductions can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

   OTHER CHARGES: A transfer charge of $25 may be imposed for the second and each subsequent transfer between subaccounts in any one certificate year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2.0% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full certificate surrenders or lapses in the first 15 years of the certificate or within 15 years following an increase in minimum death benefit. This surrender charge varies by age, sex, premium class and certificate year as described in the Account's prospectus.

3. FEDERAL INCOME TAXES

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2004:

                                                                     PROCEEDS
                                                       COST OF         FROM
SUBACCOUNT                                            PURCHASES        SALES
--------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  Ultra                                             $       5,275  $       1,010
  Vista                                                     4,565            630

Dreyfus Variable Investment Fund
  Appreciation                                              2,094          3,206
  Developing Leaders                                       23,113          4,324
  Disciplined Stock                                         1,817          3,230
  Dreyfus Growth & Income                                   6,841          1,172
  International Equity                                      8,243          1,231

Dreyfus Socially Responsible Growth Fund, Inc.
  Socially Responsible Growth                                 789            220

EquiTrust Variable Insurance Series Fund
  Blue Chip                                                 7,824          4,150
  High Grade Bond                                          19,103          3,521
  Managed                                                  11,534          2,810
  Strategic Yield                                          13,618          1,428
  Value Growth                                              1,372            651

                                                                     PROCEEDS
                                                       COST OF         FROM
SUBACCOUNT                                            PURCHASES        SALES
--------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
  Contrafund                                        $      15,025  $       4,149
  Growth                                                    6,522          2,407
  Fidelity Growth & Income                                 11,105          3,447
  High Income                                               8,174          1,517
  Index 500                                                38,979          7,870
  Mid-Cap                                                  11,225          2,633
  Overseas                                                 10,612          1,224

J.P. Morgan Series Trust II
  Mid-Cap Value                                             7,696          1,181
  Small Company                                             7,047          1,726

Summit Mutual Funds, Inc.-Pinnacle Series
  NASDAQ 100 Index                                          8,206          1,246
  Russell 2000 Small Cap Index                             13,907          2,732
  S&P MidCap 400 Index                                      9,095          2,117

T. Rowe Price Equity Series, Inc.
  Equity Income                                            16,478          4,119
  Mid-Cap Growth                                           10,449          1,105
  New America Growth                                        7,343          1,295
  Personal Strategy Balanced                               16,935          1,983

T. Rowe Price International Series, Inc.
  International Stock                                      10,577          1,249

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the years ended December 31, 2004 and 2003:

                                                                               YEAR ENDED DECEMBER 31
                                                                    2004                                   2003
                                                    -------------------------------------  -------------------------------------
                                                                                  NET                                     NET
                                                                                INCREASE                               INCREASE
SUBACCOUNT                                           PURCHASED     REDEEMED    (DECREASE)   PURCHASED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------  -------------------------------------
American Century Variable Portfolios, Inc.
  Ultra                                                     391           72          319          162           26          136
  Vista                                                     316           42          274           68            6           62

Dreyfus Variable Investment Fund
  Appreciation                                              172          264          (92)         395           59          336
  Developing Leaders                                      1,748          314        1,434          814          142          672
  Disciplined Stock                                         147          254         (107)         323           15          308
  Dreyfus Growth & Income                                   550           91          459          232           55          177
  International Equity                                      558           87          471          232            9          223

Dreyfus Socially Responsible Growth Fund, Inc.
  Socially Responsible Growth                                66           18           48           33           10           23

EquiTrust Variable Insurance Series Fund
  Blue Chip                                                 617          321          296          418           40          378
  High Grade Bond                                         1,733          318        1,415          872          330          542
  Managed                                                   974          233          741          601          307          294
  Strategic Yield                                         1,105          113          992          469           73          396
  Value Growth                                               95           44           51          142           20          122

Fidelity Variable Insurance Products Funds
  Contrafund                                              1,271          337          934          795          102          693
  Growth                                                    476          173          303          124           21          103
  Fidelity Growth & Income                                  911          279          632          189           34          155
  High Income                                               603          111          492          144           30          114
  Index 500                                               3,033          595        2,438          769           99          670
  Mid-Cap                                                   768          172          596          296           20          276
  Overseas                                                  742           83          659          101           25           76

                                                                               YEAR ENDED DECEMBER 31
                                                                    2004                                   2003
                                                    -------------------------------------  -------------------------------------
                                                                                  NET                                     NET
                                                                                INCREASE                               INCREASE
SUBACCOUNT                                           PURCHASED     REDEEMED    (DECREASE)   PURCHASED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------  -------------------------------------
J.P. Morgan Series Trust II
  Mid-Cap Value                                             544           79          465          232           35          197
  Small Company                                             471          112          359           90           39           51

Summit Mutual Funds, Inc.-Pinnacle Series
  NASDAQ 100 Index                                          590           85          505          259           16          243
  Russell 2000 Small Cap Index                            1,127          214          913          502           74          428
  S&P MidCap 400 Index                                      769          173          596          323           16          307

T. Rowe Price Equity Series, Inc.
  Equity Income                                           1,413          354        1,059          849          160          689
  Mid-Cap Growth                                            716           69          647          228           47          181
  New America Growth                                        527           89          438          298           66          232
  Personal Strategy Balanced                              1,291          145        1,146          530           86          444

T. Rowe Price International Series, Inc.
  International Stock                                       830           94          736           89           11           78

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2004, 2003 and 2002 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                            AS OF DECEMBER 31
                                                  -------------------------------------  INVESTMENT
                                                                  UNIT                     INCOME       EXPENSE        TOTAL
SUBACCOUNT                                           UNITS        VALUE     NET ASSETS    RATIO (1)    RATIO (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  Ultra:(5)
    2004                                                  455  $     14.45  $     6,578            -%        0.90%         9.64%
    2003                                                  136        13.18        1,791            -         0.90         31.80

                                                            AS OF DECEMBER 31
                                                  -------------------------------------  INVESTMENT
                                                                  UNIT                     INCOME       EXPENSE        TOTAL
SUBACCOUNT                                           UNITS        VALUE     NET ASSETS    RATIO (1)    RATIO (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
 (continued)
  Vista:
    2004                                                  336  $     15.75  $     5,291            -%        0.90%        14.63%
    2003                                                   62        13.74          849            -         0.90         41.80
    2002 (4)(6)                                             -         9.69            5            -         0.90         (3.10)

Dreyfus Variable Investment Fund
  Appreciation:
    2004                                                  270        12.33        3,327         1.20         0.90          4.05
    2003                                                  362        11.85        4,294         4.27         0.90         20.06
    2002 (4)                                               26         9.87          256         3.92         0.90         (1.30)
Developing Leaders:
    2004                                                2,106        14.21       29,915         0.30         0.90         10.41
    2003                                                  672        12.87        8,652         0.07         0.90         30.53
    2002 (4)(6)                                             -         9.86            5            -         0.90         (1.40)
Disciplined Stock:
    2004                                                  206        13.06        2,693         0.94         0.90          6.96
    2003                                                  313        12.21        3,826         3.87         0.90         23.08
    2002 (4)                                                5         9.92           46         4.63         0.90         (0.80)
Dreyfus Growth & Income:
    2004                                                  672        13.18        8,863         1.57         0.90          6.46
    2003                                                  213        12.38        2,636         0.98         0.90         25.43
    2002 (4)                                               36         9.87          358         0.88         0.90         (1.30)
International Equity:(5)
    2004                                                  694        15.72       10,909         7.80         0.90         23.49
    2003                                                  223        12.73        2,843        27.99         0.90         27.30

Dreyfus Socially Responsible Growth Fund, Inc.
  Socially Responsible Growth:
    2004                                                   77        12.39          956         0.17         0.90          5.00
    2003                                                   29        11.80          339            -         0.90         25.00
    2002 (4)                                                6         9.44           53         0.10         0.90         (5.60)

EquiTrust Variable Insurance Series Fund
  Blue Chip:
    2004                                                  688        13.16        9,058         0.94         0.90          5.11
    2003                                                  392        12.52        4,913         0.31         0.90         24.70
    2002 (4)                                               14        10.04          142            -         0.90          0.40

                                                            AS OF DECEMBER 31
                                                  -------------------------------------  INVESTMENT
                                                                  UNIT                     INCOME       EXPENSE        TOTAL
SUBACCOUNT                                           UNITS        VALUE     NET ASSETS    RATIO (1)    RATIO (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------------
EquiTrust Variable Insurance Series Fund
 (continued)
  High Grade Bond:
    2004                                                1,966  $     10.91  $    21,454         4.35%        0.90%         3.31%
    2003                                                  551        10.56        5,819         4.54         0.90          4.66
    2002 (4)                                                9        10.09           91         3.07         0.90          0.90
  Managed:
    2004                                                1,058        12.50       13,221         1.02         0.90          7.67
    2003                                                  317        11.61        3,680         0.29         0.90         21.57
    2002 (4)                                               23         9.55          224            -         0.90         (4.50)
  Strategic Yield:
    2004                                                1,402        12.25       17,168         5.92         0.90          8.02
    2003                                                  410        11.34        4,653         6.67         0.90         11.07
    2002 (4)                                               14        10.21          144         4.99         0.90          2.10
  Value Growth:(5)
    2004                                                  173        15.52        2,682         0.97         0.90         10.54
    2003                                                  122        14.04        1,719            -         0.90         40.40

Fidelity Variable Insurance Products Funds
  Contrafund:
    2004                                                1,632        13.02       21,248         0.23         0.90         14.41
    2003                                                  698        11.38        7,935            -         0.90         27.72
    2002 (4)                                                5         8.91           47            -         0.90        (10.90)
  Growth:(5)
    2004                                                  406        14.37        5,832         0.12         0.90          2.42
    2003                                                  103        14.03        1,446            -         0.90         40.30
  Fidelity Growth & Income:
    2004                                                  807        12.82       10,340         0.41         0.90          4.82
    2003                                                  175        12.23        2,144         0.38         0.90         22.67
    2002 (4)                                               20         9.97          195            -         0.90         (0.30)
  High Income:
    2004                                                  612        14.11        8,632         3.42         0.90          8.46
    2003                                                  120        13.01        1,568         1.25         0.90         25.94
    2002 (4)                                                6        10.33           57            -         0.90          3.30
  Index 500:
    2004                                                3,134        13.82       43,307         0.54         0.90          9.60
    2003                                                  696        12.61        8,774         0.24         0.90         27.25
    2002 (4)                                               26         9.91          253            -         0.90         (0.90)
  Mid-Cap:
    2004                                                  872        16.98       14,806            -         0.90         23.58
    2003                                                  276        13.74        3,788            -         0.90         37.40
    2002 (4)                                                -        10.00            5            -         0.90             -

                                                            AS OF DECEMBER 31
                                                  -------------------------------------  INVESTMENT
                                                                  UNIT                     INCOME       EXPENSE        TOTAL
SUBACCOUNT                                           UNITS        VALUE     NET ASSETS    RATIO (1)    RATIO (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
 (continued)
  Overseas:
    2004                                                  755  $     15.65  $    11,812         0.26%        0.90%        12.59%
    2003                                                   96        13.90        1,334         0.33         0.90         41.98
    2002 (4)                                               20         9.79          199            -         0.90         (2.10)

J.P. Morgan Series Trust II
  Mid-Cap Value:
    2004                                                  678        15.81       10,727         0.24         0.90         19.95
    2003                                                  213        13.18        2,807         0.11         0.90         28.46
    2002 (4)                                               16        10.26          162            -         0.90          2.60
  Small Company:
    2004                                                  432        17.49        7,558            -         0.90         26.01
    2003                                                   73        13.88        1,015            -         0.90         34.63
    2002 (4)                                               22        10.31          230            -         0.90          3.10

Summit Mutual Funds, Inc.-Pinnacle Series
  NASDAQ 100 Index:
    2004                                                  748        15.25       11,405            -         0.90          9.16
    2003                                                  243        13.97        3,391            -         0.90         48.14
    2002 (4)                                                -         9.43            4            -         0.90         (5.70)
  Russell 2000 Small Cap Index:
    2004                                                1,365        13.78       18,812         0.14         0.90         16.68
    2003                                                  452        11.81        5,340         0.13         0.90         44.73
    2002 (4)                                               24         8.16          199            -         0.90        (18.40)
  S&P MidCap 400 Index:
    2004                                                  907        13.04       11,831         0.13         0.90         14.69
    2003                                                  311        11.37        3,530         0.15         0.90         34.24
    2002 (4)                                                4         8.47           35         0.14         0.90        (15.30)
T. Rowe Price Equity Series, Inc.
  Equity Income:
    2004                                                1,788        12.29       21,967         1.85         0.90         13.90
    2003                                                  729        10.79        7,865         2.24         0.90         24.45
    2002 (4)                                               40         8.67          349         2.29         0.90        (13.30)
  Mid-Cap Growth:
    2004                                                  854        16.52       14,104            -         0.90         17.33
    2003                                                  207        14.08        2,921            -         0.90         37.10
    2002 (4)                                               26        10.27          263            -         0.90          2.70

                                                            AS OF DECEMBER 31
                                                  -------------------------------------  INVESTMENT
                                                                  UNIT                     INCOME       EXPENSE        TOTAL
SUBACCOUNT                                           UNITS        VALUE     NET ASSETS    RATIO (1)    RATIO (2)     RETURN (3)
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc. (continued)
  New America Growth:
    2004                                                  701  $     14.97  $    10,491         0.07%        0.90%         9.91%
    2003                                                  263        13.62        3,584            -         0.90         33.92
    2002 (4)                                               31        10.17          312            -         0.90          1.70
  Personal Strategy Balanced:
    2004                                                1,620        13.90       22,513         2.34         0.90         11.83
    2003                                                  474        12.43        5,893         2.56         0.90         23.68
    2002 (4)                                               30        10.05          305         3.10         0.90          0.50

T. Rowe Price International Series, Inc.
  International Stock:(5)
    2004                                                  814        13.83       11,255         1.29         0.90         12.81
    2003                                                   78        12.26          951         2.97         0.90         22.60

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificateholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4) Subaccount commenced operations on May 1, 2002.

(5) Subaccount commenced operations on May 1, 2002; however, it was inactive through December 31, 2002.

(6) Fractional units outstanding at the end of year.

[ERNST & YOUNG LOGO]       - ERNST & YOUNG LLP           - Phone: (515) 243-2727
                             Suite 3400                    www.ey.com
                             801 Grand Avenue
                             Des Moines, IA 50309-2764

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Modern Woodmen of America

We have audited the accompanying statutory-basis balance sheets of Modern Woodmen of America (the Society) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Modern Woodmen of America at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.


                                                           /s/ ERNST & YOUNG LLP


March 31, 2005

                            Modern Woodmen of America

                         Balance Sheets-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                   DECEMBER 31
                                                                              2004             2003
                                                                         -------------------------------
ADMITTED ASSETS
Investments:
  Bonds:
    Government                                                           $    1,638,932   $    1,455,643
    Public utilities                                                          1,198,701        1,072,249
    Industrial and miscellaneous                                              2,625,697        2,435,248
                                                                         -------------------------------
                                                                              5,463,330        4,963,140

  Preferred stocks                                                                5,046            7,146
  Common stocks:
    Unaffiliated companies                                                      451,472          411,862
    Affiliated companies                                                          7,095            8,862
                                                                         -------------------------------
                                                                                458,567          420,724

  Mortgage loans                                                                579,335          548,694
  Real estate:
    Property occupied by the society                                             37,649           39,016
    Property held for the production of income                                   10,834            8,987
    Property held for sale                                                        1,054            1,659
                                                                         -------------------------------
                                                                                 49,537           49,662

  Certificateholders' loans                                                     189,243          188,959
  Other invested assets                                                          40,770           24,473
                                                                         -------------------------------
Total investments                                                             6,785,828        6,202,798

Cash and short-term investments                                                  31,862           44,433
Investment income due and accrued                                                77,900           73,535
Electronic data processing equipment                                              2,875            5,041
Premiums in course of collection                                                    265              256
Receivable from affiliates                                                          414              483
Other assets                                                                        778              773
Separate account assets                                                          28,666            5,933
                                                                         -------------------------------
Total admitted assets                                                    $    6,928,588   $    6,333,252
                                                                         ===============================

                                                                                   DECEMBER 31
                                                                              2004             2003
                                                                         -------------------------------
LIABILITIES AND SURPLUS
Liabilities:
  Aggregate reserves for certificates and contracts:
    Life and annuity                                                     $    5,757,764   $    5,273,566
    Accident and health                                                           5,655            5,935
  Certificate and contract claims                                                10,951           11,430
  Other certificateholders' funds                                                 6,928            7,007
  Dividends payable to certificateholders                                        22,200           22,000
  Accrued commissions, general expenses and taxes                                10,890           12,600
  Other liabilities                                                              16,496           16,588
                                                                         -------------------------------
                                                                              5,830,884        5,349,126

  Liability for employees' and fieldworkers' benefits                            22,008           18,613
  Interest maintenance reserve                                                   10,809            9,743
  Asset valuation reserve                                                       133,874          115,991
  Separate account liabilities                                                   28,666            5,933
                                                                         -------------------------------
Total liabilities                                                             6,026,241        5,499,406

Surplus:
  Appropriated                                                                  229,282          220,873
  Unassigned and other surplus funds                                            673,065          612,973
                                                                         -------------------------------
Total surplus                                                                   902,347          833,846
                                                                         -------------------------------

Total liabilities and surplus                                            $    6,928,588   $    6,333,252
                                                                         ===============================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                    Statements of Operations-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                              2004             2003             2002
                                                                         ------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuities                                                   $      683,894   $      765,671   $      704,294
    Other                                                                         5,994            6,601            4,577
  Investment income, net of investment expenses:
    2004 - $8,266; 2003 - $5,939; 2002 - $5,245                                 392,626          388,432          363,018
  Amortization of interest maintenance reserve                                    4,378            3,058            3,876
  Other income                                                                   17,770            6,319            3,255
                                                                         ------------------------------------------------
Total income                                                                  1,104,662        1,170,081        1,079,020

Benefits and expenses:
  Benefits:
    Life and annuities                                                          391,133          319,745          296,590
    Other                                                                         4,875            5,659            6,344
  Increase in aggregate reserves for certificates and
    contracts and other certificateholders' funds                               467,557          612,808          563,883
  Employees' and fieldworkers' benefit plans                                      1,520            1,386            1,792
  Commissions                                                                    48,055           52,609           50,739
  General insurance expenses                                                     79,701           80,152           71,343
  Insurance, taxes, licenses and fees                                             5,291            5,426            5,241
  Net transfers to separate accounts                                             19,814            4,488              644
                                                                         ------------------------------------------------
                                                                              1,017,946        1,082,273          996,576
  Fraternal, charitable and benevolent expenses                                  20,999           20,214           18,558
                                                                         ------------------------------------------------
Total benefits and expenses                                                   1,038,945        1,102,487        1,015,134
                                                                         ------------------------------------------------
Net gain from operations before dividends to                                     65,717           67,594           63,886
  certificateholders and net realized capital gains (losses)

Dividends to certificateholders                                                  22,131           22,092           24,909
                                                                         ------------------------------------------------
Net gain from operations before net realized capital gains                       43,586           45,502           38,977
  (losses)

Net realized capital gains (losses)                                              34,729            5,218          (58,935)
                                                                         ------------------------------------------------
Net income (loss)                                                        $       78,315   $       50,720   $      (19,958)
                                                                         ================================================

SEE ACCOMPANYING NOTES.

                      Statements of Surplus-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                              2004             2003             2002
                                                                         ------------------------------------------------
Appropriated:
  Balance at beginning of year                                           $      220,873   $      210,259   $      199,910
  Transfer from unassigned surplus                                                8,409           10,614           10,349
                                                                         ------------------------------------------------
Balance at end of year                                                          229,282          220,873          210,259

Unassigned:
  Balance at beginning of year                                                  612,973          559,402          557,033
  Net income (loss)                                                              78,315           50,720          (19,958)
                                                                         ------------------------------------------------
                                                                                691,288          610,122          537,075
  Other changes:
    Change in net unrealized capital gains                                        8,256           74,454          (76,548)
    Change in asset valuation reserve                                           (17,883)         (57,799)         105,307
    Change in nonadmitted assets                                                   (204)           1,455           (1,940)
    Transfer to appropriated surplus                                             (8,409)         (10,614)         (10,349)
    Prior period adjustment (NOTE 1)                                                  -             (767)           5,965
    Change in reserve valuation basis (NOTE 1)                                        -           (3,862)              (9)
    Other increases (decreases), net                                                 17              (16)             (99)
                                                                         ------------------------------------------------
Balance at end of year                                                          673,065          612,973          559,402
                                                                         ------------------------------------------------
Total surplus                                                            $      902,347   $      833,846   $      769,661
                                                                         ================================================

SEE ACCOMPANYING NOTES.

                     Statements of Cash Flow-Statutory Basis
                             (DOLLARS IN THOUSANDS)

                                                                                     YEAR ENDED DECEMBER 31
                                                                              2004             2003             2002
                                                                         ------------------------------------------------
OPERATING ACTIVITIES
Premium and annuity considerations                                       $      689,778   $      772,088   $      704,504
Investment income, net                                                          392,197          375,636          349,996
Miscellaneous income                                                             17,770            6,318            7,550
                                                                         ------------------------------------------------
Total cash provided by operations                                             1,099,745        1,154,042        1,062,050

Benefit and loss related payments                                              (393,846)        (320,920)        (300,388)
Commissions and other expenses paid                                            (155,531)        (157,226)        (145,388)
Dividends paid to certificateholders                                            (21,931)         (24,992)         (24,409)
Net transfers to separate accounts                                              (20,609)          (4,687)            (667)
                                                                         ------------------------------------------------
Total cash used in operations                                                  (591,917)        (507,825)        (470,852)
                                                                         ------------------------------------------------
Net cash provided by operating activities                                       507,828          646,217          591,198

INVESTING ACTIVITIES
Proceeds from investments sold or matured:
  Bonds                                                                         525,257        1,061,022          787,590
  Stocks                                                                         74,659           40,335           29,299
  Mortgage loans                                                                 58,972           63,817           54,199
  Real estate                                                                     4,670                -            6,318
  Other invested assets                                                           7,137              755            2,057
  Miscellaneous proceeds                                                            551            2,725              360
                                                                         ------------------------------------------------
Total investment proceeds                                                       671,246        1,168,654          879,823

Cash applied, cost of investments acquired:
  Bonds                                                                      (1,015,516)      (1,647,195)      (1,340,227)
  Stocks                                                                        (67,952)         (79,243)         (45,928)
  Mortgage loans                                                                (91,187)         (86,750)         (48,073)
  Real estate                                                                    (2,130)         (15,238)          (8,815)
  Other invested assets                                                         (13,477)          (1,400)            (675)
  Miscellaneous applications                                                    (18,550)          (5,000)          (1,013)
                                                                         ------------------------------------------------
Total investment applications                                                (1,208,812)      (1,834,826)      (1,444,731)

Net increase in certificateholders' loans                                          (359)          (1,518)          (2,428)
                                                                         ------------------------------------------------
Net cash used in investing activities                                          (537,925)        (667,690)        (567,336)

Other cash provided by (used in) financing activities and
  miscellaneous sources                                                          17,526            9,776           (2,814)
                                                                         ------------------------------------------------
Net increase (decrease) in cash and short-term investments                      (12,571)         (11,697)          21,048

Cash and short-term investments at beginning of year                             44,433           56,130           35,082
                                                                         ------------------------------------------------
Cash and short-term investments at end of year                           $       31,862   $       44,433   $       56,130
                                                                         ================================================

SEE ACCOMPANYING NOTES.

                            Modern Woodmen of America

                  Notes to Statutory-Basis Financial Statements
                             (DOLLARS IN THOUSANDS)

                                December 31, 2004

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the State of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state, except Alaska, Hawaii, and Nevada. The majority of the Society's business is in the midwestern and southeastern portions of the United States.

MWABank (the Bank) is a wholly owned subsidiary of the Society. During 2002, the Bank was wholly owned in the developmental stage and was not operational. The Bank began operations on January 27, 2003, upon approval of its federal savings bank charter by the Office of Thrift Supervision.

MWA Financial Services, Inc. was established as a wholly-owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products (beginning in 2002) offered by the Society to its members. The equity securities are cleared through Pershing LLC.

MWAGIA, Inc. was established on September 6, 2001 as a wholly-owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society's agents licensed to sell this type of coverage.

MWA Health Insurance Administration, Inc. was established as a wholly-owned subsidiary of the Society on September 28, 1983 to market nonproprietary individual and small group health insurance through the Society's agents licensed to sell this type of coverage. The subsidiary had been marketing health, medical, disability and long-term-care products as well as second-to-die life insurance. The Society dissolved this subsidiary in 2003.

SIGNIFICANT RISKS

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money, will not pay. The Society minimizes this risk by adhering to a conservative investment strategy, and by maintaining sound credit and collection policies. The Society is also exposed to credit risk in the event of nonperformance by counterparties to derivative instruments. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

BASIS OF PRESENTATION

The Society's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory accounting practices), which practices differ in some respects from accounting principles generally accepted in the United States
(GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners' (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society's occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to noninterest related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (carried as a liability) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society's subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as "nonadmitted" are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under GAAP.

Revenues for universal life-type policies and annuity policies consist of the entire premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method which does not accrue for the non-vested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

Other significant statutory accounting practices are as follows:

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Society's statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

CASH AND SHORT-TERM INVESTMENTS

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates market value.

INVESTMENTS

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at market value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society's noninsurance subsidiaries, the common stock is carried at the statutory equity in admitted net assets if the subsidiary has no significant operations other than for the Society and at GAAP equity if the subsidiary has significant operations other than for the Society. Minor ownership interests in limited partnerships are also carried at related share of GAAP equity.

Mortgage loans are predominately first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan's effective interest rate, or as an expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

The balance in home office property relates to an expansion of the Society's home office. The costs of buildings owned for the Society's own use incurred prior to this expansion have been charged to unassigned surplus.

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific writedown is taken. Such reductions in the carrying amounts are recognized as realized losses on investments.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

The Society's investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. For the years ended December 31, 2003, and 2002, the Society excluded investment income of $111 and $2,117, respectively (none in 2004).

DERIVATIVES

The Society takes positions from time to time in certain derivative instruments to increase investment returns and to hedge against adverse interest rate movements. Financial instruments used for such purposes include written covered call options on equity holdings, interest rate caps and purchased call options on Treasury futures contracts. As of December 31, 2004 and 2003, the Society held no covered call options on equity holdings or purchased call options on Treasury futures contracts. As of December 31, 2004, the Society held one interest rate cap financial instrument (none in 2003).

The financial instruments used by the Society do not qualify for hedge accounting. Accordingly, the instruments are recorded at their fair value in other invested assets on the balance sheet and any change in the value of the instruments are recorded as an unrealized gain or loss, with a corresponding increase or decrease taken directly to Surplus. The Society's use of derivatives is further described in Note 2.

ELECTRONIC DATA PROCESSING

The admitted value of the Society's electronic data processing equipment is limited to three percent of capital and surplus. The admitted portion is reported at cost, less accumulated depreciation of $6,881, $4,143, and $4,108 in 2004, 2003, and 2002, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2004, 2003, and 2002 was $2,233, $2,441, and $3,141, respectively.

RESERVES FOR INSURANCE, ANNUITY AND ACCIDENT AND HEALTH CERTIFICATES

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Insurance Department of the State of Illinois. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, mid-terminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, mid-terminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

REVENUE RECOGNITION AND RELATED EXPENSES

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risks contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

DIVIDENDS TO CERTIFICATEHOLDERS

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society's Board of Directors. Participating business written approximates 98% of total premiums earned in 2004.

SEPARATE ACCOUNTS

Beginning in 2002, separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered by EquiTrust Life Insurance Company for individual annuities and life insurance products with a non-guaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. The statements of operations include the premiums, benefits and other items arising from operations of the separate accounts. Premiums received related to separate accounts totaled $21,962 in 2004, $4,729 in 2003, and $671 in 2002. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

REINSURANCE

The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2004, 2003, and 2002, insurance premiums were reduced by $23,068, $11,452, and $7,721, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $3,742, $5,136, and $2,558 in 2004, 2003, and 2002,
respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2004 - $13,525; 2003 - $12,451; and 2002 - $12,148). The Society is
contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

OTHER

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2004 and 2003 consists of an endowment reserve for future fraternal activities.

ADJUSTMENTS TO UNASSIGNED SURPLUS

During 2003, the Society increased reserves due to a regulatory clarification increasing fixed annuity valuation interest rates. The change in reserves for certificates issued in 2003 was charged against income, and an adjustment of $(3,862) is included in unassigned surplus for the change in the valuation basis of reserves for certificates issued prior to 2003.

Also during 2003, the Society discovered an error in reporting the 2002 liability for benefits for employees and fieldworkers. An adjustment of $767 was included in 2003 to increase the liability with the offset being charged against unassigned surplus.

During 2002, the Society discovered an error in the compiling and reporting of aggregate reserves for the prior year. Select factors used for calculating reserves on certain traditional life insurance products were deemed to be incorrect and resulted in an overstatement of reserves at December 31, 2001 of $5,965. Aggregate reserves at December 31, 2002 were modified for this correction and a prior period adjustment was included in unassigned surplus for the year ended December 31, 2002.

RECLASSIFICATIONS

Certain amounts appearing in the Society's 2003 statutory-basis financial statements have been reclassified to conform to the 2004 presentation.

2. INVESTMENTS

The amortized cost and estimated market value of bonds and preferred and common stocks as of December 31, 2004 and 2003, are as follows:

                                                                               GROSS              GROSS          ESTIMATED
                                                             AMORTIZED       UNREALIZED        UNREALIZED          MARKET
                                                               COST            GAINS             LOSSES            VALUE
                                                          -------------------------------------------------------------------
  DECEMBER 31, 2004
  Bonds:
    United States Government and agencies                 $    1,525,030   $       36,184    $       (4,000)   $    1,557,214
    States and political subdivisions                            106,855            3,734            (1,326)          109,263
    Foreign Governments                                            7,047              383                (1)            7,429
    Corporate securities                                       3,615,852          230,359           (23,278)        3,822,933
    Mortgage and asset-backed securities                         208,546              432            (3,631)          205,347
                                                          -------------------------------------------------------------------
                                                          $    5,463,330   $      271,092    $      (32,236)   $    5,702,186
                                                          ===================================================================
  Preferred stocks                                        $        5,046   $          156    $         (322)   $        4,880
                                                          ===================================================================
  Common stocks                                           $      255,459   $      215,895    $      (12,787)   $      458,567
                                                          ===================================================================

                                                                               GROSS              GROSS          ESTIMATED
                                                             AMORTIZED       UNREALIZED        UNREALIZED          MARKET
                                                               COST            GAINS             LOSSES            VALUE
                                                          -------------------------------------------------------------------
  DECEMBER 31, 2003
  Bonds:
    United States Government and agencies                 $    1,364,073   $       42,118    $       (7,997)   $    1,398,194
    States and political subdivisions                             83,258            2,834            (2,001)           84,091
    Foreign Governments                                            8,312              717                 -             9,029
    Corporate securities                                       3,261,180          255,709           (26,203)        3,490,686
    Mortgage and asset-backed securities                         246,317            2,622            (5,869)          243,070
                                                          -------------------------------------------------------------------
                                                          $    4,963,140   $      304,000    $      (42,070)   $    5,225,070
                                                          ===================================================================
  Preferred stocks                                        $        7,146   $        1,914    $         (198)   $        8,862
                                                          ===================================================================
  Common stocks                                           $      229,403   $      201,376    $      (10,055)   $      420,724
                                                          ===================================================================

At December 31, 2004, the Society identified certain fixed maturity securities that have characteristics (i.e. significant unrealized losses compared to carrying amount) creating uncertainty as to the future assessment of other than temporary impairments, which are listed below by the length of time these fixed maturity securities have been in an unrealized loss position.

                                                                         DECEMBER 31, 2004
                                                          ------------------------------------------------
                                                                               GROSS
                                                             AMORTIZED       UNREALIZED       ESTIMATED
                                                               COST             LOSS          FAIR VALUE
                                                          ------------------------------------------------
  Less than 12 months:
  U.S. government and agencies                            $      116,653   $        1,395   $      115,258
  States and political subdivisions                                4,817              100            4,717
  Foreign governments                                              1,578                1            1,577
  Corporate securities                                           228,224            4,578          223,646
  Mortgage and asset-backed securities                            33,309              334           32,975
                                                          ------------------------------------------------
                                                                 384,581            6,408          378,173

  Greater than 12 months:
  U.S. government and agencies                                   130,812            2,605          128,207
  States and political subdivisions                               37,633            1,226           36,407
  Corporate securities                                           380,818           18,700          362,118
  Mortgage and asset-backed securities                           132,153            3,297          128,856
                                                          ------------------------------------------------
                                                                 681,416           25,828          655,588
                                                          ------------------------------------------------
  Total                                                   $    1,065,997   $       32,236   $    1,033,761
                                                          ================================================

Included in the above table are 203 securities from 111 issuers. Approximately 89.2% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changed in credit spreads since the securities were acquired.

The following table summarizes fixed maturity securities with unrealized losses at December 31, 2003:

                                                                         DECEMBER 31, 2003
                                                          ------------------------------------------------
                                                                               GROSS
                                                             AMORTIZED       UNREALIZED       ESTIMATED
                                                               COST             LOSS          FAIR VALUE
                                                          ------------------------------------------------
  Less than 12 months:
  U.S. government and agencies                            $      390,892   $        7,755   $      383,137
  States and political subdivisions                               41,036            2,001           39,035
  Corporate securities                                           494,638           19,965          474,673
  Mortgage and asset-backed securities                           140,694            5,869          134,825
                                                          ------------------------------------------------
                                                               1,067,260           35,590        1,031,670

  Greater than 12 months:
  U.S. government and agencies                                    30,315              242           30,073
  States and political subdivisions                                    -                -                -
  Corporate securities                                            69,978            6,238           63,740
  Mortgage and asset-backed securities                                 -                -                -
                                                          ------------------------------------------------
                                                                 100,293            6,480           93,813
                                                          ------------------------------------------------
  Total                                                   $    1,167,553   $       42,070   $    1,125,483
                                                          ================================================

Included in the above table are 209 securities from 104 issuers. Approximately 85.6% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changed in credit spreads since the securities were acquired.

The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

  -  historical operating trends;
  -  business prospects;

  -  status of the industry in which the Society operates;
  -  quality of management;
  -  size of the unrealized loss;
  -  length of time the security has been in an unrealized loss position; and
  -  our intent and ability to hold the security.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.

The Society also has $13.1 million of gross unrealized losses on equity securities with an estimated market value of $42.6 million at December 31, 2004. These equity securities have been in an unrealized loss position for more than one year. The Society had $10.3 million of gross unrealized losses on equity securities with an estimated market value of $37.4 million at December 31, 2003.

The amortized cost and estimated market value of bonds at December 31, 2004, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             ESTIMATED
                                                            AMORTIZED         MARKET
                                                               COST            VALUE
                                                          -------------------------------
  Due in one year or less                                 $       82,048   $       83,793
  Due one through five years                                     808,881          864,895
  Due five through ten years                                   2,346,945        2,495,949
  Due after ten years                                          2,016,910        2,052,202
                                                          -------------------------------
                                                               5,254,784        5,496,839
  Mortgage-backed and other securities
    without a single maturity date                               208,546          205,347
                                                          -------------------------------
                                                          $    5,463,330   $    5,702,186
                                                          ===============================

Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                               2004              2003             2002
                                                          -------------------------------------------------
  Bonds                                                   $      332,071    $      325,918   $      301,086
  Preferred stocks                                                   354               508              419
  Common stocks (unaffiliated)                                     7,594             6,138            5,571
  Common stocks (affiliated)                                           -                 -                -
  Mortgage loans                                                  44,638            44,588           44,034
  Real estate                                                      5,199             2,950            2,698
  Certificateholders' loans                                       12,461            12,383           12,134
  Cash and short-term investments                                    426               597              753
  Derivative instruments                                          (2,705)                -                -
  Other invested assets                                              148               911              735
  Other                                                              706               378              833
                                                          -------------------------------------------------
                                                                 400,892           394,371          368,263
  Less investment expenses                                         8,266             5,939            5,245
                                                          -------------------------------------------------
                                                          $      392,626    $      388,432   $      363,018
                                                          =================================================

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31, are summarized as follows:

                                                     REALIZED                            CHANGE IN UNREALIZED
                                      --------------------------------------    --------------------------------------
                                         2004          2003          2002          2004          2003          2002
                                      --------------------------------------    --------------------------------------
  Bonds                               $    4,222    $   (2,980)   $  (31,872)   $    4,594    $     (652)   $     (728)
  Preferred stocks                         1,213             6        (1,899)            -            (6)        1,934
  Common stocks                           29,436        15,410       (30,511)       11,801        70,214       (75,514)
  Mortgage loans                             (12)       (1,789)           20             -             -             -
  Real estate                              2,511             -         6,318             -             -             -
  Certificateholders' loans                    -             -             -             -           267          (276)
  Other invested assets                    2,802        (1,343)         (987)        1,106         4,736        (2,068)
  Derivate instruments                         -         1,188           360        (9,245)         (105)          104
  Foreign exchange                             -             -             -             -             -             -
                                      --------------------------------------    --------------------------------------
  Total capital gains (losses)            40,172        10,492       (58,571)        8,256        74,454       (76,548)

  Transferred to interest
    maintenance reserve                   (5,443)       (5,274)         (364)            -             -             -
                                      --------------------------------------    --------------------------------------
  Net capital gains (losses)          $   34,729    $    5,218    $  (58,935)   $    8,256    $   74,454    $  (76,548)
                                      ======================================    ======================================

Proceeds from sales and maturities of bonds during 2004, 2003, and 2002 were $525,257, $1,061,022, and $787,590, respectively. Gross gains and gross losses realized from these transactions amounted to $5,936 and $(1,213) for 2004, $10,789 and $(3,646) for 2003, and $2,983 and $(5,333) for 2002, respectively.
Realized capital losses on bonds and stocks in 2004, 2003, and 2002 also included the recognition of other-than-temporary impairments in the value of certain investments of $500, $10,123, and $74,379, respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2004 and 2003, 33% or $1,793,209 and 34% or
$1,662,576, respectively, of the Society's bond portfolio was invested in private placement bonds.

At December 31, 2004 and 2003, 99.91% and 99.84%, respectively, of the Society's bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value. There are no investments which have been non-income producing for the years ended December 31, 2004 and 2003.

At December 31, 2004, the Society had $364,913 of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2004 and 2003, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

              GEOGRAPHIC DISTRIBUTION                           PROPERTY-TYPE DISTRIBUTION
 ------------------------------------------------   -------------------------------------------------
                                   DECEMBER 31                                        DECEMBER 31
                                 2004       2003                                    2004       2003
                               ------------------                                -------------------
 North Central                    41%        44%    Retail                           58%        58%
 South Atlantic                   23         22     Industrial                       20         16
 Pacific                          18         17     Office                           18         21
 Mountain                          5          6     Other                             4          5
 South Central                     4          5
 New England                       5          2
 Mid Atlantic                      3          2
 Other                             1          2

During 2004, the respective maximum and minimum lending rates for mortgage loans were 7.10% and 5.95%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2004, the Society held no mortgages with interest overdue beyond 180 days (excluding accrued interest). At December 31, 2004, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society has 5 loan commitments that were made in 2004 for closing in 2005 totaling $16,100.

At December 31, 2004, the Society had acquired one variable interest rate accrual cap with a cost and notional amount of $18,550 that expires June 7, 2008. This interest rate cap has an amortized cost of $15,845 and is reflected in the accompanying balance sheet at its estimated fair value of $6,600 at December 31, 2004. The Society amortized $2,705 of it's book value as a direct charge to net investment income during 2004. The Society also recorded an unrealized loss of $9,245 on this instrument for the year ended December 31, 2004. The Society held no derivative instruments at December 31, 2003.

3.   INVESTMENTS IN AFFILIATED COMPANIES

At December 31, 2004 and 2003, the Society's investments in affiliated companies are as follows:

                                                            2004         2003
                                                         -----------------------
MWA Financial Services, Inc.                             $    1,123   $      810
MWABank                                                       5,972        8,052
                                                         -----------------------
                                                         $    7,095   $    8,862
                                                         =======================

At December 31, 2004 and 2003, the total consolidated assets of MWA Financial Services, Inc. were $1,519 and $1,255, respectively. Net losses for the years ended December 31, 2004, 2003, and 2002 were $(937), $(1,020), and $(1,092), respectively.

During 2002, the Society established a federal savings bank under the Office of Thrift Supervision called MWABank (the Bank). The Society paid all expenses of the Bank while it was in the developmental stage throughout 2002. On January 27, 2003, operations of the Bank commenced and the Society transferred its initial capitalization of $10,000 to the Bank. This investment consisted of one share of $1 par value common stock shares and $9,999 in additional paid-in capital. At December 31, 2004 and 2003, the total assets of the Bank were $22,883 and $15,657, respectively. Net losses for the years ended December 31, 2004 and 2003 were $(2,024) and $(2,453), respectively.

4.   LINE OF CREDIT

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement expired in March of 2005 and has been renewed to March of 2006. The Society had no borrowings from this line of credit as of December 31, 2004 or 2003. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

5.   ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

At December 31, 2004, the Society's annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                         AMOUNT            PERCENT
                                                                    -----------------------------------
Subject to discretionary withdrawal:
  With market value adjustment                                      $             -            -%
  At book value less current surrender charge of 5% or more               1,379,525           37
  At market value                                                                 -            -
                                                                    -----------------------------------
  Total with adjustment or at market value                                1,379,525           37
  Subject to discretionary withdrawal (without adjustment) at book
    value with minimal or no charge or adjustment                         2,256,521           61
Not subject to discretionary withdrawal                                      90,119            2
                                                                    -----------------------------------
Total annuity reserves and deposit fund liabilities - before
  reinsurance                                                             3,726,165          100%
                                                                                       ================
Less reinsurance ceded                                                        4,028
                                                                    -------------------
Net annuity reserves and deposit fund liabilities                   $     3,722,137
                                                                    ===================

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004 follows:

Life and Accident & Health Annual Statement:
  Annuity reserves, total net                                                          $   3,556,695
  Supplementary contracts with life contingencies, total net                                  42,870
  Deposit-type contracts, total net                                                           96,200
                                                                                       -------------
                                                                                           3,695,765
Separate Accounts Annual Statement:
  Annuity reserves, total net                                                                 26,372
                                                                                       -------------
Total annuity actuarial reserves and deposit fund liabilities                          $   3,722,137
                                                                                       =============

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2004, is as follows:

 Transfers as reported in the summary of operations of the separate account statement:
     Transfers to separate accounts                                                    $      21,962
     Transfers from separate accounts                                                         (2,944)
                                                                                       -------------
     Net transfers to separate accounts                                                       19,018

 Reconciling adjustments:
   Charges for investment management, etc.                                                       796
                                                                                       -------------
 Transfers as reported in the statements of operations herein                          $      19,814
                                                                                       =============

6.   SURPLUS AND DIVIDENDS

The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Illinois. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2004, the Society's surplus exceeded the minimum levels required by the Insurance Department of the State of Illinois and RBC standards.

7.   EMPLOYEE BENEFIT PLANS

The Society has noncontributory defined benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society's policy is to fund amounts expensed. The benefits are generally based on years of service and the employee's compensation during employment. The Society's funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the plan's investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan's obligations. Pension expense for 2004, 2003, and 2002 was $19,534, $16,927, and $12,381, respectively, including $1,519, $1,437, and $1,134, respectively, related to the medical benefit plans.

A summary of assets, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows, with the Society using a December 31, measurement date:

                                                             PENSION BENEFITS             OTHER POSTRETIREMENT BENEFITS
                                                     --------------------------------------------------------------------
                                                               DECEMBER 31                         DECEMBER 31
                                                          2004             2003              2004              2003
                                                     --------------------------------------------------------------------
CHANGE IN PROJECTED BENEFIT
  OBLIGATION
Projected benefit obligation at
  beginning of year                                  $      206,840    $      169,988    $        9,993    $        8,739
Service cost                                                 11,404            10,124               312               433
Interest cost                                                11,359            10,152               600               568
Actuarial gain                                                9,296            22,533                 -               888
Benefits paid                                                (6,252)           (5,957)             (741)             (635)
                                                     --------------------------------------------------------------------
Projected benefit obligation at end of year          $      232,647    $      206,840    $       10,164    $        9,993
                                                     ====================================================================

                                                                                               OTHER POSTRETIREMENT
                                                             PENSION BENEFITS                        BENEFITS
                                                     --------------------------------------------------------------------
                                                               DECEMBER 31                         DECEMBER 31
                                                          2004             2003              2004              2003
                                                     --------------------------------------------------------------------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning
  of year                                            $      182,029    $      152,930    $        7,882    $        5,104
Actual return on plan assets                                 16,346            18,911             1,864             1,976
Reserve increase                                              2,601             3,591                 -                 -
Employer contributions                                       14,621            12,554             1,518             1,437
Benefits paid                                                (6,252)           (5,957)             (741)             (635)
                                                     --------------------------------------------------------------------
Fair value of plan assets at end of year             $      209,345    $      182,029    $       10,523    $        7,882
                                                     ====================================================================

                                                                                              OTHER POSTRETIREMENT
                                                             PENSION BENEFITS                       BENEFITS
                                                     --------------------------------------------------------------------
                                                               DECEMBER 31                         DECEMBER 31
                                                          2004             2003              2004              2003
                                                     --------------------------------------------------------------------
Funded status                                        $      (23,302)   $      (24,811)   $          359    $       (2,111)
Unrecognized net actuarial gain                              43,780            39,861               584             1,232
Unamortized prior service cost                                    -                 -                82                93
Remaining net obligation or net asset
  at initial date of application                             (3,533)           (3,945)             (100)             (113)
                                                     --------------------------------------------------------------------
Prepaid assets or (accrued liabilities)              $       16,945    $       11,105    $          925    $         (899)
                                                     ====================================================================

PROJECTED BENEFIT OBLIGATIONS FOR
  NON-VESTED EMPLOYEES                               $        7,198    $        6,445    $       17,365    $       16,087
                                                     ====================================================================

WEIGHTED-AVERAGE ASSUMPTIONS AS OF
  DECEMBER 31
Discount rate                                                     6%              6.5%             5.75%              6.0%
Rates of compensation increase                                    5                 5               N/A               N/A
Expected long-term rates of return on
   plan assets                                                    7                 7                 7                 7

COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost                                         $       11,404    $       10,124    $          312    $          433
Interest cost                                                11,359            10,152               600               568
Expected return on plan assets                              (11,801)          (10,725)             (551)             (357)
Amortization of transition asset                               (412)             (412)              (13)              (13)
Net amortization and deferral                                 1,325                 -                88                34
                                                     --------------------------------------------------------------------
Net periodic benefit cost                            $       11,875    $        9,139    $          436    $          665
                                                     ====================================================================

For measurement purposes, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005. The rate was assumed to decrease gradually to 5% for 2013 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                                   1-PERCENTAGE-     1-PERCENTAGE-
                                                                                       POINT             POINT
                                                                                      INCREASE          DECREASE
                                                                                   -------------------------------
Effect on total of service and interest cost components                            $          85     $         (74)
Effect on accumulated postretirement benefit obligation                                      941              (809)

The accumulated benefit obligation for all defined benefit plans was $183,327 at December 31, 2004. A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets is reported as a surplus adjustment. The accumulated benefit obligation for the Society's qualified defined benefit plans did not exceed the fair value of the assets of $209,345 at December 31, 2004. Accordingly, at December 31, 2004, there was no minimum liability adjustment.

PENSION PLAN ASSETS

Pension plan weighted-average asset allocations at December 31, 2004 and 2003 by asset category are as follows:

                                 RETIREMENT PLAN

                                                         PLAN ASSETS AT DECEMBER 31
                                                            2004            2003
                                                         --------------------------
ASSET CATEGORY
Equity                                                           50%             46%
Fixed income                                                     48              51
Cash and short-term                                               2               3
                                                         --------------------------
                                                                100%            100%

                                     401(h)

                                                         PLAN ASSETS AT DECEMBER 31
                                                            2004            2003
                                                         --------------------------
ASSET CATEGORY
Equity                                                          100%            100%
Fixed income                                                      -               -
Cash and short-term                                               -               -
                                                         --------------------------
                                                                100%            100%

The Society's long range asset allocation model for the retirement plan is 50% equities and 50% fixed income. At December 31, 2004, the Society utilized an expected long-term return of 7% on pension fund assets. The expected long-term rate of return on plan assets is based on historical market returns for the plan's investment classes, current market conditions, and expected future market trends, as they affect changes in interest rates and anticipated equity market performance. The Society also considers factors such as the timing and amounts of expected contributions to the plan and benefit payments to plan participants.

The expected benefit payments to be paid in the next ten years ending December 31 are outlined below:

                                                                                      EXPECTED
                                                                                      BENEFIT
   YEAR                                                                               PAYMENTS
--------------                                                                     ---------------
   2005                                                                            $         6,157
   2006                                                                                      6,279
   2007                                                                                      6,407
   2008                                                                                      6,565
   2009                                                                                      6,665
   2010 - 2014                                                                              36,269

The Society also has a defined contribution plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. The plan was converted to a 401(k) plan on April 1, 1998. Participants may contribute up to 15% of their annual compensation to the plan and the Society contributes an amount equal to 50% of each participant's contribution for the first 6% of the participant's compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2004, 2003, and 2002 were $1,696, $1,688, and $1,481, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH, SHORT-TERM INVESTMENTS, PREMIUMS IN COURSE OF COLLECTION AND INVESTMENT INCOME DUE AND ACCRUED: The carrying amounts reported in the balance sheet approximate their fair value due to their liquid nature or expected short-term settlement.

     BONDS, PREFERRED STOCKS AND COMMON STOCKS: Fair values are based on values published by the SVO, quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

     MORTGAGE LOANS: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

     CERTIFICATEHOLDERS' LOANS: Fair values for certificateholders' loans are also estimated using discounted cash flow analyses using interest rates currently being offered. However, unlike mortgage loans which have stated maturity dates, certificateholders' loans have no payment terms. Therefore, the average life of a loan is estimated in order to determine the fair value.

     ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in the Society's statutory-basis balance sheets.

     DERIVATIVE INSTRUMENTS: Fair values of derivative instruments are based on pricing models or formulas using current assumptions and are classified as other assets.

     AGGREGATE RESERVES FOR INTEREST-SENSITIVE CERTIFICATES AND CONTRACTS, LIFE AND ANNUITY: The Society's investment contracts, deferred annuities and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

     CERTIFICATE AND CONTRACT CLAIMS, OTHER CERTIFICATEHOLDERS' FUNDS AND DIVIDENDS PAYABLE TO CERTIFICATEHOLDERS: The carrying amounts reported in the statement of admitted assets, liabilities and surplus for these items approximate their fair value because short-term settlement is expected.

     LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The estimated carrying amounts and fair values of the Society's financial instruments are as follows:

                                                            DECEMBER 31, 2004                   DECEMBER 31, 2003
                                                     --------------------------------    --------------------------------
                                                        CARRYING            FAIR            CARRYING           FAIR
                                                         AMOUNT            VALUE             AMOUNT            VALUE
                                                     --------------------------------    --------------------------------
Financial assets:
  Cash and short-term investments                    $       31,862    $       31,862    $       44,433    $       44,433
  Investment income due and accrued                          77,900            77,900            73,535            73,535
  Premiums in course of collection                              265               265               256               256
  Bonds                                                   5,463,330         5,702,186         4,963,140         5,225,070
  Preferred stocks                                            5,046             4,880             7,146             8,862
  Common stocks                                             458,567           458,567           420,724           420,724
  Mortgage loans                                            579,335           615,687           548,694           596,151
  Certificateholders' loans                                 189,243           189,243           188,959           188,959
  Separate account assets                                    28,666            28,666             5,933             5,933
  Interest rate caps                                          6,600             6,600                 -                 -
Financial liabilities:
  Aggregate reserves for
    interest-sensitive certificates and
    contracts, life and annuity                           4,777,386         4,662,263         4,335,026         4,171,138
  Certificate and contract claims                            10,951            10,951            11,430            11,430
  Other certificateholders' funds                             6,928             6,928             7,007             7,007
  Dividends payable to certificateholders                    22,200            22,200            22,000            22,000
  Separate account liabilities                               28,666            28,666             5,933             5,933

9.   CONTINGENCIES

The Society is a defendant in various legal actions arising from the normal conduct of its operations. Management believes the settlement of these actions will not have a material adverse effect on the Society's financial position or results of operations.

10. RECONCILIATION TO NEW YORK SUPPLEMENT TO THE ANNUAL STATEMENT

The following is a reconciliation of amounts reported in the accompanying statutory-basis financial statements and in the 2004 Annual Statement to the amounts reported in the 2004 New York Supplement to the Annual Statement (in thousands):

                                                                              2004             2003
                                                                         -------------------------------
  Balance Sheet
  Assets as reported in the accompanying statutory-basis financial
    statements and in the Annual Statement                               $    6,928,588   $    6,333,252
  Deduct nonadmitted other invested assets                                      (34,170)         (23,922)
  Deduct nonadmitted common stock of subsidiaries                                (7,095)          (8,862)
  Deduct nonadmitted foreign investments                                       (425,984)        (534,432)
  Deduct other nonadmitted assets                                                (8,788)          (8,433)
                                                                         -------------------------------
  Assets as reported in the New York Supplement to the Annual
    Statement                                                            $    6,452,551   $    5,757,603
                                                                         ===============================

  Liabilities as reported in the accompanying statutory-basis
    financial statements and in the Annual Statement                     $    6,026,241   $    5,499,406
  Adjustment to liabilities for reinsurance in unauthorized companies             4,029            4,036
                                                                         -------------------------------
  Liabilities as reported in the New York Supplement to the Annual
    Statement                                                            $    6,030,270   $    5,503,442
                                                                         ===============================

APPENDIX A

DEATH BENEFIT OPTIONS

     Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

         TYPE 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 1, a Certificate with a $100,000 Specified Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Certificate exceeds $40,000, the death benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulated Value above $40,000 will increase the death benefit by $2.50. A Certificate with a $100,000 Specified Amount and an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

     Similarly, so long as Accumulated Value exceeds $40,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Certificate.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $100,000 Specified Amount unless the Accumulated Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

         TYPE 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 2, a Certificate with a Specified Amount of $100,000 will generally provide a death benefit of $100,000 plus Accumulated Value. Thus, for example, a Certificate with an Accumulated Value of $5,000 will have a death benefit of $105,000 ($100,000 + $5,000);
     an Accumulated Value of $10,000 will provide a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Certificate exceeds $66,666, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $66,666 will increase the death benefit by $2.50. A Certificate with a Specified Amount of $100,000 and an Accumulated Value of $70,000 will provide a death benefit of $175,000 ($70,000 x 2.50); an Accumulated Value of $80,000 will provide a death benefit of $200,000 ($80,000 x 2.50).

     Similarly, any time Accumulated Value exceeds $66,666, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $200,000 to $187,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Certificate.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $100,000 unless the Accumulated Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

                    ATTAINED AGE      SPECIFIED AMOUNT FACTOR
                    -----------------------------------------
                    40 or younger               2.50
                    41                          2.43
                    42                          2.36
                    43                          2.29
                    44                          2.22
                    45                          2.15
                    46                          2.09
                    47                          2.03
                    48                          1.97
                    49                          1.91
                    50                          1.85
                    51                          1.78
                    52                          1.71
                    53                          1.64
                    54                          1.57
                    55                          1.50
                    56                          1.46
                    57                          1.42
                    58                          1.38
                    59                          1.34
                    60                          1.30
                    61                          1.28
                    62                          1.26
                    63                          1.24
                    64                          1.22
                    65                          1.20
                    66                          1.19
                    67                          1.18
                    68                          1.17
                    69                          1.16
                    70                          1.15
                    71                          1.13
                    72                          1.11
                    73                          1.09
                    74                          1.07
                    75 to 90                    1.05
                    91                          1.04
                    92                          1.03
                    93                          1.02
                    94 to 114                   1.01
                    115                         1.00

APPENDIX B

MAXIMUM SURRENDER CHARGES

     The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Certificate Years increase.

MALE, NON-TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                13.09  13.03  12.98  11.98  10.98   9.98   8.99   7.99   6.99   5.99   4.99   3.99   3.00   2.00   1.00   0.00
20                15.43  15.35  15.27  14.10  12.92  11.75  10.57   9.40   8.22   7.05   5.87   4.70   3.52   2.35   1.17   0.00
30                19.07  18.90  18.73  17.29  15.85  14.41  12.97  11.53  10.09   8.64   7.20   5.76   4.32   2.88   1.44   0.00
40                25.38  25.04  24.69  22.79  20.89  18.99  17.09  15.19  13.29  11.40   9.50   7.60   5.70   3.80   1.90   0.00
50                36.27  35.53  34.78  32.10  29.43  26.75  24.08  21.40  18.73  16.05  13.38  10.70   8.03   5.35   2.68   0.00
60                55.81  54.13  52.44  48.41  44.37  40.34  36.30  32.27  28.24  24.20  20.17  16.14  12.10   8.07   4.03   0.00
70                55.14  52.84  50.57  46.68  42.79  38.90  35.01  31.12  27.23  23.34  19.45  15.56  11.67   7.78   3.89   0.00
80                54.58  51.77  49.08  45.30  41.53  37.75  33.98  30.20  26.43  22.65  18.88  15.10  11.33   7.55   3.78   0.00

MALE, TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                  N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
20                17.66  17.55  17.43  16.09  14.75  13.41  12.07  10.73   9.39   8.04   6.70   5.36   4.02   2.68   1.34   0.00
30                22.45  22.20  21.94  20.25  18.56  16.88  15.19  13.50  11.81  10.13   8.44   6.75   5.06   3.38   1.69   0.00
40                30.95  30.44  29.92  27.62  25.32  23.02  20.71  18.41  16.11  13.81  11.51   9.21   6.90   4.60   2.30   0.00
50                45.36  44.30  43.23  39.90  36.58  33.25  29.93  26.60  23.28  19.95  16.63  13.30   9.98   6.65   3.33   0.00
60                55.71  53.94  52.18  48.17  44.15  40.14  36.12  32.11  28.10  24.08  20.07  16.06  12.04   8.03   4.01   0.00
70                55.21  52.99  50.83  46.92  43.01  39.10  35.19  31.28  27.37  23.46  19.55  15.64  11.73   7.82   3.91   0.00
80                54.98  52.57  50.26  46.39  42.53  38.66  34.80  30.93  27.06  23.20  19.33  15.46  11.60   7.73   3.87   0.00

FEMALE, NON-TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                12.25  12.21  12.16  11.22  10.29   9.35   8.42   7.48   6.55   5.61   4.68   3.74   2.81   1.87   0.94   0.00
20                14.33  14.26  14.18  13.09  12.00  10.91   9.82   8.73   7.64   6.54   5.45   4.36   3.27   2.18   1.09   0.00
30                17.55  17.42  17.28  15.95  14.62  13.29  11.96  10.63   9.30   7.98   6.65   5.32   3.99   2.66   1.33   0.00
40                22.82  22.56  22.30  20.58  18.87  17.15  15.44  13.72  12.01  10.29   8.58   6.86   5.15   3.43   1.72   0.00
50                31.43  30.90  30.37  28.03  25.70  23.36  21.03  18.69  16.35  14.02  11.68   9.34   7.01   4.67   2.34   0.00
60                46.58  45.36  44.13  40.74  37.34  33.95  30.55  27.16  23.76  20.37  16.97  13.58  10.18   6.79   3.39   0.00
70                55.26  53.02  50.79  46.88  42.98  39.07  35.16  31.26  27.35  23.44  19.53  15.63  11.72   7.81   3.91   0.00
80                54.35  51.30  48.36  44.64  40.92  37.20  33.48  29.76  26.04  22.32  18.60  14.88  11.16   7.44   3.72   0.00

FEMALE, TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                  N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
20                15.42  15.33  15.24  14.07  12.90  11.72  10.55   9.38   8.21   7.03   5.86   4.69   3.52   2.34   1.17   0.00
30                19.25  19.08  18.91  17.46  16.00  14.55  13.09  11.64  10.18   8.73   7.27   5.82   4.36   2.91   1.45   0.00
40                25.49  25.17  24.85  22.94  21.03  19.12  17.20  15.29  13.38  11.47   9.56   7.65   5.73   3.82   1.91   0.00
50                35.34  34.71  34.08  31.46  28.84  26.22  23.59  20.97  18.35  15.73  13.11  10.49   7.86   5.24   2.62   0.00
60                51.97  50.58  49.18  45.40  41.61  37.83  34.05  30.26  26.48  22.70  18.92  15.13  11.35   7.57   3.78   0.00
70                55.27  53.05  50.84  46.93  43.02  39.11  35.20  31.29  27.38  23.46  19.55  15.64  11.73   7.82   3.91   0.00
80                54.51  51.62  48.82  45.06  41.31  37.55  33.80  30.04  26.29  22.53  18.78  15.02  11.27   7.51   3.76   0.00

UNISEX, NON-TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                12.92  12.87  12.81  11.82  10.84   9.85   8.87   7.88   6.90   5.91   4.93   3.94   2.96   1.97   0.99   0.00
20                15.21  15.13  15.05  13.89  12.73  11.58  10.42   9.26   8.10   6.95   5.79   4.63   3.47   2.32   1.16   0.00
30                18.76  18.60  18.43  17.01  15.59  14.18  12.76  11.34   9.92   8.51   7.09   5.67   4.25   2.84   1.42   0.00
40                24.85  24.53  24.20  22.34  20.48  18.62  16.75  14.89  13.03  11.17   9.31   7.45   5.58   3.72   1.86   0.00
50                35.25  34.56  33.85  31.25  28.64  26.04  23.43  20.83  18.23  15.62  13.02  10.42   7.81   5.21   2.60   0.00
60                54.05  52.48  50.89  46.98  43.06  39.15  35.23  31.32  27.40  23.49  19.57  15.66  11.74   7.83   3.91   0.00
70                55.19  52.93  50.69  46.79  42.89  38.99  35.09  31.19  27.29  23.40  19.50  15.60  11.70   7.80   3.90   0.00
80                54.56  51.73  49.00  45.23  41.46  37.69  33.92  30.15  26.38  22.62  18.85  15.08  11.31   7.54   3.77   0.00

UNISEX, TOBACCO

                                                                CERTIFICATE YEAR
ISSUE AGE           1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+
---------         -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
10                  N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
20                17.21  17.10  16.99  15.68  14.38  13.07  11.76  10.46   9.15   7.84   6.53   5.23   3.92   2.61   1.31   0.00
30                21.79  21.56  21.32  19.68  18.04  16.40  14.76  13.12  11.48   9.84   8.20   6.56   4.92   3.28   1.64   0.00
40                29.79  29.33  28.86  26.64  24.42  22.20  19.98  17.76  15.54  13.32  11.10   8.88   6.66   4.44   2.22   0.00
50                43.13  42.18  41.22  38.05  34.88  31.71  28.54  25.37  22.20  19.02  15.85  12.68   9.51   6.34   3.17   0.00
60                55.80  54.13  52.46  48.42  44.39  40.35  36.32  32.28  28.25  24.21  20.18  16.14  12.11   8.07   4.04   0.00
70                55.30  53.15  51.05  47.12  43.20  39.27  35.34  31.42  27.49  23.56  19.63  15.71  11.78   7.85   3.93   0.00
80                54.93  52.44  50.03  46.18  42.33  38.48  34.64  30.79  26.94  23.09  19.24  15.39  11.55   7.70   3.85   0.00

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

  a. Certified Resolution of the Board of Directors of the Society establishing the Variable Account.(2)
  b. None.
  c. (1) Distribution Agreement.(1)
  d. (1) Certificate Form.(2)
     (2) Cost of Living Increase Rider.(2)
     (3) Waiver of Charges Rider.(2)
     (4) Death Benefit Guarantee Rider(2)
     (5) Guaranteed Insurability Option Rider.(2)
     (6) Accelerated Benefits Rider.(6)
  e. Certificate Application.(2)
  f. (1) Articles of Incorporation of the Society.(1)
     (2) By-Laws of the Society.(1)
     (a) Revised By-Laws(6)
  g. None.

  h. (1) Participation Agreement relating to American Century Investments Funds.(3)

     (2) Participation Agreement relating to Dreyfus Funds.(5)
     (3) Participation Agreement relating to Equitrust Variable Insurance Series Fund.(3)
     (4) Participation Agreement relating to Fidelity Variable Insurance Products Funds.(3)
     (5) Participation Agreement relating to JP Morgan Series Trust II.(3)
     (6) Participation Agreement relating to Summit Pinnacle Series.(3)
     (7) Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(5)
  i. Variable Products Compliance and Accounting Agreement.(3)
  j. None.
  k. Opinion and Consent of C. Ernest Beane, Esquire.(7)
  l. Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Consulting Actuary.(7)
  m. None.
  n. (1) Consent of Ernst & Young LLP(7)
     (2) Consent of Sutherland Asbill & Brennan LLP(7)
  o. Financial Statement Schedules.(7)
     Schedule I--Summary of Investments
     Schedule III--Supplementary Insurance Information
     Schedule IV--Reinsurance
     All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

  p. None.
  q. Memorandum describing the Society's issuance, transfer and redemption procedures for the Certificate.(4)

----------
(1) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on June 27, 2001.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on September 14, 2001.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on January 31, 2002.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on February 7, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on May 1, 2002.

(6) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-69446) filed with the Securities and Exchange Commission on April 30, 2003.


(7) Filed herein.


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
------------------------------------------------------------------------------
Clyde C. Schoeck                            President and Director
Gerald P. Odean                             National Secretary and Director
C. Ernest Beane                             General Counsel and Director
W. Kenny Massey                             Director of Agencies and Director
Jerry F. Harbaugh                           Director
Albert T. Hurst, Jr.                        Director
Robert C. Pollex                            Director
Larry L. Schreiber                          Actuary
Byron L. Carlson                            Fraternal Director
Nick S. Coin                                Treasurer and Investment Manager
Denis P. Prior                              Assistant National Secretary

     * The principal business address of all persons listed, unless otherwise indicated, is 1701 1st Avenue, Rock Island, Illinois 61201.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

SEE ORGANIZATIONAL CHART ON FOLLOWING PAGE

                           MODERN WOODMEN OF AMERICA
                              ORGANIZATIONAL CHART

                                    01/01/05


                       -----------------------------------
                       |         Modern Woodmen          |
                       |           of America            |
                       |  (a fraternal benefit society   |
                       |   incorporated in Illinois)     |
                       -----------------------------------
                                        |
                                        |
                       ------------------------------------
                       |                                  |
                       |                                  |
     -------------------------------    ---------------------------------
     |        MWA Financial        |    |                               |
     |       Services, Inc.        |    |             MWABank           |
     |  (an Illinois corporation)  |    |    (a federal savings bank)   |
     | (a wholly-owned subsidiary) |    |   (a wholly-owned subsidiary) |
     -------------------------------    ---------------------------------
                      |
                      |
     ----------------------------------
     |          MWAGIA, Inc.          |
     |    (an Illinois corporation)   |
     |  (a wholly-owned subsidiary of |
     |  MWA Financial Services, Inc.) |
     ----------------------------------

ITEM 29. INDEMNIFICATION

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individuals serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

(a) MWA Financial Services, Inc. is the registrant's principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Annuity Account.

(b) Officers and Managers of MWA Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------
Robert M. Roth                              Chairman, President and Manager
Gerald P. Odean                             Secretary and Director
Diane E. Nahra                              Treasurer
Thaddeus R. Crass                           Operations Manager
Pamela S. Fritz                             Compliance Manager
Todd D. Swanson                             Accounting Manager

     * The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.


(c) Compensation from the Registrant



                                                   (3)
(1)                         (2)              COMPENSATION ON
NAME OF                NET UNDERWRITING     EVENTS OCCASIONING        (4)           (5)
PRINCIPAL               DISCOUNTS AND       THE DEDUCTION OF A      BROKERAGE      OTHER
UNDERWRITER              COMMISSIONS        DEFERRED SALES LOAD    COMMISSIONS  COMPENSATION*
---------------------------------------------------------------------------------------------
MWA Financial
Services, Inc.            $  262,477               N/A                  N/A        $  672,156


     * Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

ITEM 31. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 32. MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24f-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 33. FEE REPRESENTATION

The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Society.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 28th day of April, 2005.


                                     MODERN WOODMEN OF AMERICA

                                     MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                                     By:          /s/ CLYDE C. SCHOECK
                                          --------------------------------------
                                          Clyde C. Schoeck
                                          PRESIDENT
                                          Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


            SIGNATURE                              TITLE                        DATE
            ---------                              -----                        ----
       /s/ CLYDE C. SCHOECK             President and Director [Principal
-------------------------------------     Executive Officer]                  April 28, 2005
         Clyde C. Schoeck

        /s/ GERALD P. ODEAN             National Secretary and Director
-------------------------------------     [Principal Financial Officer and    April 28, 2005
          Gerald P. Odean                 Principal Accounting Officer]

        /s/ C. ERNEST BEANE             General Counsel and
-------------------------------------     Director                            April 28, 2005
          C. Ernest Beane

        /s/ W. KENNY MASSEY             Director of Agencies and
-------------------------------------     Director                            April 28, 2005
          W. Kenny Massey

                 *
-------------------------------------   Director                              April 28, 2005
         Jerry F. Harbaugh

                 *
-------------------------------------   Director                              April 28, 2005
       Albert T. Hurst, Jr.

                 *
-------------------------------------   Director                              April 28, 2005
         Robert C. Pollex


*By      /s/ C. ERNEST BEANE
     --------------------------------
             C. Ernest Beane
             ATTORNEY-IN-FACT,
       PURSUANT TO POWER OF ATTORNEY.

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